As filed with the Securities and Exchange Commission on March 27, 2026
1933 Act Registration File No. 333-62298
1940 Act File No. 811-10401

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	895	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	897	[X]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (513) 520-5925

Jay S. Fitton, Secretary
Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on March 30, 2026 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment (“PEA”) No. 895 to the Registration Statement of Trust for Professional Managers is being filed to add the audited financial statements and certain related financial information for the Rockefeller Climate Solutions Fund and Rockefeller US Small Cap Core Fund for the fiscal year ended November 30, 2025, and to make other permissible changes under Rule 485(b).

Prospectus
March 30, 2026

Rockefeller Climate Solutions Fund
Institutional Class Shares (Symbol: RKCIX)
Class A Shares (Symbol: RKCAX)

Rockefeller US Small Cap Core Fund
Class A Shares (Symbol: RKSAX)
Class I Shares (Symbol: RKSIX)
Class Y Shares (Symbol: RKSYX) (not currently offered)

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Rockefeller Climate Solutions Fund
Rockefeller US Small Cap Core Fund
Each a series of Trust for Professional Managers (the “Trust”)

Summary Section

Rockefeller Climate Solutions Fund
Investment Objective
The Rockefeller Climate Solutions Fund (the “Climate Solutions Fund” or the “Fund”) seeks long-term growth of capital principally through equity investments in public companies across the market capitalization spectrum offering climate change mitigation or adaptation products and services.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $2,500 in the Fund’s Class A shares. Certain financial intermediaries may also offer variations in Fund sales charges to their customers. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” beginning on page 31 of this Prospectus, and under “Sales Charges; Sales Charge Reductions and Waivers – Sales Charges on Class A Shares” beginning on page 42 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of purchases that are redeemed within 12 months of purchase)	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.47%	0.48%
Total Annual Fund Operating Expenses	1.32%	1.58%
Less: Fee Waiver and/or Expense Reimbursement	(0.33)%	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.99%	1.24%
(1)The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $500,000 or more that are redeemed within 12 months of purchase.
(2)Pursuant to an operating expense limitation agreement between Rockefeller & Co. LLC (the “Adviser”), the Fund’s investment adviser, and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”) do not exceed 0.99% of the Fund’s average daily net assets, through at least March 31, 2027 and subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”). To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be greater than 0.99%. The operating expense limitation agreement may be terminated at any time only by, or with the consent of the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through March 31, 2027. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Class	$101	$386	$692	$1,561
Class A	$745	$966	$1,310	$2,277

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of public companies offering climate change mitigation or adaptation products and services. The Adviser typically considers a company to be focused on climate mitigation or adaptation solutions where it generates revenue (as further detailed below) by delivering products or services related to water infrastructure and technologies, waste management and technologies, energy efficiency, food, agriculture and forestry, renewable and alternative energy, healthcare, pollution control, and/or climate support systems (the “Climate Solution Activities”). The Fund may invest in companies operating in any industry or sector. However, due to its focus on Climate Solution Activities and in order to achieve its objective, the Fund historically has had more meaningful exposure to companies operating in the Industrial and Utilities sectors, and to a lesser extent, to companies operating in the Energy and Financials sectors and expects this tilt to continue.

Equity securities in which the Fund may invest include common stocks, preferred stocks, depositary receipts, and interests in real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”) which engage in Climate Solution Activities. The Fund may also invest in other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities, and these investments will count for the purpose of meeting the requirement that 80% of the Fund’s net assets be invested in equity securities of public companies offering climate change mitigation or adaptation products and services. The Fund may invest in equity securities of U.S. and foreign companies (including issuers domiciled in emerging markets or less developed countries) with market capitalizations of any size. The Fund’s investments in common stocks of foreign companies may include depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund invests a portion of its assets in securities that are traded in currencies other than U.S. dollars, so the Fund may buy and sell foreign currencies to facilitate transactions in portfolio securities. The Fund does not currently expect to hedge against currency risks, although the Fund retains the discretion to engage in such hedging strategies if the Adviser determines that it may be advantageous to do so.

Ideas for potential investments are sourced by the Adviser utilizing internal and external research, including from relationships with climate focused organizations and industry collaborations such as non-governmental organizations (NGOs) and other non-profit organizations. The Adviser employs a bottom-up, fundamental investment approach to build an actively managed portfolio of public companies engaging in Climate Solution Activities across key environmental themes such as water infrastructure & technology, waste management & technologies, renewable energy, energy efficiency, pollution control, climate support services, healthcare mitigation, and food & agriculture. Companies considered for the Fund’s portfolio will derive material revenue (50% or greater) from Climate Solution Activities or which have a lower level of revenue exposure (generally at least 20%) with the potential to grow the revenue associated with Climate Solution Activities.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

•General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.
•Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•Large Capitalization Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Small and Medium Capitalization Companies Risk. Small and medium capitalization companies may not have the management experience, financial resources, product diversification and competitive strengths of large capitalization companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies and may be less liquid than other securities.
•Climate Solutions Risk. The Fund will focus its investment activities on companies offering climate change mitigation or adaptation products and services. There is no guarantee that these themes will generate profitable investment opportunities for the Fund, or that the Adviser will be successful in identifying profitable investment opportunities within these investment themes. The Fund’s focus on environmental criteria will limit the number of investment opportunities available to the Fund as compared to other mutual funds with broader investment objectives, and as a result, the Fund may underperform funds that are not subject to similar investment considerations. Portfolio companies may be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants. In addition, companies may share common characteristics and be subject to similar business risks and regulatory burdens. A downturn in the demand for climate change mitigation and adaptation products and services is likely to have a significant negative impact on the value of the Fund’s investments. As a result of these and other factors, the Fund’s portfolio investments are expected to be volatile, which may result in significant investment losses to the Fund.
•Sector Risk. Due to the Fund’s focus on climate change mitigation or adaptation products and services, the Fund’s portfolio, as compared to broader benchmarks, is expected to typically have more meaningful exposure to companies operating in the Industrial sector and to have reduced exposure to the Communication Services, traditional Energy, Financials and Real Estate sectors. The Industrial sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the Industrial sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the Industrial sector may be adversely affected by environmental damages, product liability claims and exchange rates. The success of these companies is affected by supply and demand both for their specific product or service and for Industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the Industrial sector may also be adversely affected by changes or trends in commodity prices, which may be unpredictable. As a result, the Fund’s investment returns may underperform the market in periods where the Industrial sector underperforms other sectors. Potential negative market or economic developments affecting one or more of the sectors in which the Fund’s investments are concentrated could have a greater impact on the Fund than on a fund with fewer holdings in the impacted sectors.
•Foreign Securities Risk. Investments in foreign securities involve certain risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies, as well as risks related to the lack of public information with respect to such foreign issuers and the absence of uniform accounting, auditing and financial reporting standards. Foreign securities markets are often less liquid than U.S. securities markets, which may make the disposition of foreign securities more difficult. These risks may be magnified in emerging market countries.
•Emerging Market Risk. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.
•Currency Risk. The Fund may invest in securities denominated in U.S. dollars or foreign currencies (including those of issuers located in emerging markets).
•Hedging Risk. The Fund does not currently expect to hedge against declines in the values of its portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates, and other events, although it may do so in the discretion of the Adviser. Hedging transactions may limit the opportunity for gain if the value of the hedged portfolio positions should increase. Additionally, a lack of hedging by the Fund may cause the value of its portfolio positions to decline.
•Master Limited Partnership Risk. The Fund may invest in MLPs that have exposure to renewable energy activities. Companies involved with renewable energy can be affected significantly by factors such as supply and demand for energy, availability and cost of traditional energy sources, consumer preferences, and government regulations, including subsidies. MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions. MLP investments also generally entail many of the general tax risks of investing in a partnership. There is always a risk that an MLP will fail to qualify for favorable tax treatment. Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership.
•Real Estate Investment Risk. The Fund could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Fund may be determined to an extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Fund could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally. The risks related to investments in realty companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.
•REIT Risk. Adverse changes in general economic and local market conditions, supply or demand for similar or competing properties, taxes, governmental regulations or interest rates, as well as the risks associated with improving and operating property, may decrease the value of REITs in which the Fund may invest. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.
•Other Investment Company and Exchange-Traded Fund Risk. When the Fund invests in other investment companies, including closed-end funds and ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the potential duplication of management fees. The risk of owning another investment company generally reflects the risks of owning the underlying investments the other investment company holds. The Fund also will incur brokerage costs when it purchases and sells investment company shares. ETFs may trade at a discount or premium to net asset value (“NAV”). There can be no assurance that an active trading market for an ETF’s shares will exist. There are greater risks involved in investing in securities with limited market liquidity.
•American Depositary Receipts (“ADRs”) Risk. The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.
•Global Depositary Receipts (“GDRs”) Risk. To the extent the Fund may invest in foreign securities, the Fund may invest in GDRs. GDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.
•Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•Competition Risk. The task of identifying attractive investments is difficult and involves many uncertainties. Because of competition from other investment groups and many other factors, there can be no assurance that the Fund will be able fully to invest its capital on attractive terms, and there can be no assurance that the Fund will achieve results comparable to that of other investment vehicles having similar investment objectives.
•Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
Rockefeller Climate Solutions Fund, L.P. (formerly, the Rockefeller Ocean Fund, L.P.) (the “Predecessor Fund”) was reorganized into the Fund on July 21, 2021 (commencement of operations) by transferring all of the Predecessor Fund’s assets to the Fund in exchange solely for Institutional Class shares of the Fund (the “Reorganization”). Following the Reorganization, the Predecessor Fund was liquidated and dissolved. The Fund’s investment objective, strategies, policies, guidelines and restrictions are, in all material respects, the same as those of the Predecessor Fund. The Adviser was the investment adviser to the Predecessor Fund for the entire performance period shown below and the Adviser continues to serve as investment adviser to the Fund. At the time of the Reorganization, the Predecessor Fund’s investment portfolio was managed by the same portfolio managers and team of investment professionals who manage the Fund’s investment portfolio.

From its inception through the date of the Reorganization, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), or Sections 851 to 855 of the Internal Revenue Code of 1986, as amended (the “Code”), which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance.

Following the Reorganization, the Fund’s performance has been calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Predecessor Fund.

The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns of the Institutional Class shares of the Fund and the Predecessor Fund from year to year, as applicable. The performance shown prior to July 21, 2021 is that of the Predecessor Fund. The table shows how the Fund’s and the Predecessor Fund’s average annual returns for the one year, five year, ten year and since inception periods compare with those of a broad measure of market performance. Remember, the Predecessor Fund’s and the Fund’s past performance, before and after taxes , is not necessarily an indication of how the Fund will perform in the future. Institutional Class shares of the Fund have similar annual returns to Class A shares and the Predecessor Fund because they are invested in the same portfolio of securities; however, the returns for Institutional Class shares differ from those of the Class A shares and the Predecessor Fund because Institutional Class shares have different expenses than the Class A shares and the Predecessor Fund.

Updated performance information is available on the Fund’s website at www.rockefellerfunds.com or by calling the Fund toll-free at 1‑855‑369‑6209.

Institutional Class Shares(1)
Calendar Year Returns as of December 31
(1)    The returns shown in the bar chart for the period beginning July 21, 2021 (commencement of operations) through December 31, 2021 and for the calendar years subsequent thereto, reflect the performance of the Fund’s Institutional Class shares. The returns shown in the bar chart prior to the commencement of operations reflect the performance of Founders’ interests of the Predecessor Fund. Class A shares would have materially equivalent annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Class A shares are subject to a maximum sales load and distribution and service (Rule 12b-1) fees. The performance of the Predecessor Fund has not been restated to reflect the estimated fees and fee waivers or expense limitations applicable to each class of shares of the Fund. Had the performance of the Predecessor Fund been restated, the performance would have been lower. The bar chart does not reflect sales charges and returns would have been lower had sales charges been reflected. The performance of the Predecessor Fund is for Founders’ interests which was the only class issued at the inception of the Predecessor Fund. Founders’ interests and Class A interests of the Predecessor Fund were identical except for inception date and the investment management fee rate charged to each class. The investment management fee rate charged to Founders’ interests and Class A interests of the Predecessor Fund was 0.75% and 1.00%, respectively. Because Class A interests of the Predecessor Fund were subject to a higher investment management fee rate, its performance was lower than Founders’ interests.

During the period shown in the bar chart, the best performance for a quarter was 22.47% (for the quarter ended December 31, 2020). The worst performance was -17.97% (for the quarter ended March 31, 2020).

Average Annual Total Returns* (for the Periods Ended December 31, 2025)
	One Year	Five Years	Ten Years	Since Inception (6/1/12)	Since Inception (7/21/21)

Institutional Class Shares(1)
Return Before Taxes	13.60%	3.31%	9.81%	9.54%	N/A
Return After Taxes on Distributions	11.64%	2.78%	9.53%	9.33%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	9.47%	2.54%	8.10%	8.05%	N/A
Class A Shares(2)
Return Before Taxes	7.37%	N/A	N/A	N/A	1.82%
MSCI All Country World Index (Net) (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%	11.46%	9.76%
*    The returns shown in the table above reflect the performance of Founders’ interests of the Predecessor Fund prior to July 21, 2021 and Institutional Class and Class A shares of the Fund beginning July 21, 2021, as noted above.
(1)    The since inception date for the Institutional Class shares of the Fund is June 1, 2012.
(2)    The since inception date for the Class A shares of the Fund is July 21, 2021.

After-tax returns are shown for Institutional Class shares only and will vary for Class A shares. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). Prior to the Reorganization, the Fund was an unregistered trust that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions.
Management

Investment Adviser
Rockefeller & Co. LLC is the Fund’s investment adviser.

Portfolio Manager
Jose Garza, a Senior Vice President, Director of Public Equity Research and Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since July 2022.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 16.

Rockefeller US Small Cap Core Fund
Investment Objective
The Rockefeller US Small Cap Core Fund (the “US Small Cap Core Fund” or the “Fund”) seeks long-term capital appreciation principally through equity investments in U.S. small capitalization companies.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $2,500 in the Fund’s Class A shares. Certain financial intermediaries may also offer variations in Fund sales charges to their customers. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” beginning on page 31 of this Prospectus, and under “Sales Charges; Sales Charge Reductions and Waivers – Sales Charges on Class A Shares” beginning on page 42 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class Y(3)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchases that are redeemed within 12 months of purchase)	1.00%(1)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class Y(3)
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.34%	0.34%	0.34%
Shareholder Servicing Plan Fees	None	None	0.15%
Total Annual Fund Operating Expenses	1.44%	1.19%	1.34%
Less: Fee Waiver and/or Expense Reimbursement	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.30%	1.05%	1.20%
(1)The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $500,000 or more that are redeemed within 12 months of purchase.
(2)Pursuant to an operating expense limitation agreement between Rockefeller & Co. LLC (the “Adviser”), the Fund’s investment adviser, and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”) do not exceed 1.05% of the Fund’s average daily net assets through at least March 31, 2027 and subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”). To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be greater than 1.05%. The operating expense limitation agreement may be terminated at any time only by, or with the consent of the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.
(3)Class Y shares are not currently offered. “Other Expenses” for Class Y shares are estimated based on “Other Expenses” for Class A shares and Class I shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through March 31, 2027. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Class A	$750	$944	$1,258	$2,147
Class I	$107	$364	$641	$1,431
Class Y	$122	$411	$721	$1,600

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. small capitalization companies. A “U.S. company” is defined as any company that is organized in or has substantial business activities in the United States of America (i.e., securities of issuers that during the issuer’s most recent fiscal year derived at least 50% of its revenue or profits from goods produced or sold, investments made, or services performed in the U.S. or that have at least 50% of its assets in the U.S.). A “small capitalization company” is defined as any company whose market capitalization at the time of purchase is within the market capitalization range represented by companies in the Russell 2000® Index (the “Benchmark”). As of December 31, 2025, the market capitalization range for the Russell 2000® Index was approximately $5 million to $31.3 billion, which may increase or decrease at any time. With respect to 20% of the Fund’s net assets, the Adviser may invest in companies with market capitalizations below or above the Russell 2000® Index where it determines the opportunity is consistent with the Fund’s investment objective. The Fund is not required to dispose of companies whose market capitalizations exceed the high end of the range, and may add to positions in portfolio companies that exhibit continued growth and other characteristics consistent with the Fund’s investment objective regardless of market capitalization. The Fund may add to positions that exceed the Russell 2000® Index so long as 80% of the Fund’s net assets are invested in U.S. small capitalization companies at the time. The Adviser employs a long-term investment philosophy rooted in fundamental, bottom-up research and analysis to identify companies for the portfolio. When selecting a security for the portfolio, the Adviser generally looks for one or more of the following characteristics:

•Potential competitive advantages
•Opportunity to grow earnings, revenue and/or cash flow
•Management team quality
•Balance sheet strength
•Attractive valuation relative to intrinsic value and/or peers

Equity securities include common stocks, preferred stocks, rights, depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), and REITs. The Fund has the

ability to invest up to 20% of its net assets in equity securities of foreign companies, including ADRs and GDRs. The Adviser seeks to construct a portfolio with a relatively small number of securities (typically 35 to 45 names) of smaller market capitalization companies where the potential growth in revenue and earnings can be bought at an attractive price relative to their growth rate and to their peer group. The Fund’s objective is to hold these companies through their growth stages. The Adviser’s process for selling or trimming a portfolio holding generally considers one or more of the following factors:

•Change to the investment thesis
•Change to the company’s fundamental positioning such as a shift in competitive advantages, growth prospects, management team, financial condition and/or valuation
•Market capitalization increases (typically above US $5 billion or the upper end of the Benchmark’s market capitalization)
•Changes to intrinsic and relative valuation

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

•General Investment Risk. An investment in the Fund is not intended as a complete investment program and is designed only for investors who have adequate means of providing for their needs and contingencies without relying on distributions or withdrawals from the Fund, who are financially able to maintain their investment and who can afford the loss of their investment. No guarantee or representation is made that the Fund’s investment program will be successful or that an investor will not lose money on their investment in the Fund. Future results may vary substantially from past performance and investment results may vary substantially over time.
•General Equity Risk. Stock markets are volatile. The price of equities and equity-based securities held by the Fund may decrease in value significantly based on changes in a company’s financial condition, among other reasons, or in response to adverse political, regulatory, market or economic developments affecting the company, an industry or the markets generally. There is no assurance that the securities held by the Fund will not lose their value.
•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.
•Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•Small Capitalization Companies Risk. The Fund may invest substantially all of its assets in the stocks of small capitalization companies. Investing in small capitalization companies generally involves higher risks than investing in large capitalization companies as small capitalization companies tend to have more limited product lines, markets, financial resources and management team depth. The stock prices of small capitalization companies are often more volatile than the stock prices of larger capitalization companies and the risk of bankruptcy or insolvency of many small capitalization companies (with the attendant losses to shareholders) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the stocks of some small capitalization companies, it may take the Fund a longer period of time to reduce or liquidate its investments in certain stocks or the Fund’s selling activities could negatively impact the sale price received or the value of any remaining holdings. The inability to quickly liquidate a position may expose the Fund to greater market risk with respect to such position and may result in the Fund obtaining a lower sale price than would be the case if the Fund were able to liquidate the position immediately.
•Exposure Risk. The Fund will hold a small number of securities as compared to its Benchmark. In addition, the Fund’s portfolio may be overweight or underweight a specific sector or industry relative to the Benchmark. These practices can lead to increased volatility. As a result, an adverse development impacting any one position, sector or industry in which the Fund holds investments may have a material adverse effect on the net asset value of the Fund and the Fund’s investment results.
•Competition Risk. The task of identifying attractive investments is difficult and involves many uncertainties. Because of competition from other investment groups and many other factors, there can be no assurance that the Fund will be able fully to invest its capital on attractive terms, and there can be no assurance that the Fund will achieve results comparable to that of other investment vehicles having similar investment objectives.
•Volatility of Financial Markets; Risks of Certain Investment Strategies; Directional Risk. Recently, the financial markets have evidenced an exceptional level of volatility. Continued volatility could disrupt the investment strategy of the Fund, decrease the value of the Fund’s portfolio and adversely impact its profitability or performance. The Fund will not engage in short selling and generally not seek to hedge market risk. Accordingly, the performance of the Fund can be expected to generally track the trends of relevant market indices although this may not always be the case and there may be periods of time where the Fund’s performance diverges significantly from such indices.
•Foreign Securities Risk. Investments in foreign securities involve certain risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies, as well as risks related to the lack of public information with respect to such foreign issuers and the absence of uniform accounting, auditing and financial reporting standards. Foreign securities markets are often less liquid than U.S. securities markets, which may make the disposition of foreign securities more difficult.
•Currency Risk. The Fund may invest in securities denominated in U.S. dollars or foreign currencies.
•Hedging Risk. The Fund does not currently expect to hedge against declines in the values of its portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates, and other events, although it may do so in the discretion of the Adviser. Hedging transactions may limit the opportunity for gain if the value of the hedged portfolio positions should increase. Additionally, a lack of hedging by the Fund may cause the value of its portfolio positions to decline.
•Newer Fund Risk. The Fund is a newly registered mutual fund and has limited operating history as a mutual fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interests of shareholders. As a result, the timing of any liquidation may not be favorable to certain individual shareholders.
•American Depositary Receipts (“ADRs”) Risk. The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.
•Global Depositary Receipts (“GDRs”) Risk. To the extent the Fund may invest in foreign securities, the Fund may invest in GDRs. GDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.
•Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
•Sector Risk. To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Performance
The bar chart demonstrates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.rockefellerfunds.com or by calling the Fund toll-free at 1‑855‑369‑6209.

Class I Shares*
Calendar Year Returns as of December 31
*The returns shown in the bar chart are for Class I shares of the Fund. Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Performance for Class A shares would be lower as expenses for Class A shares are higher.

During the period shown in the bar chart, the best performance for a quarter was 12.03% (for the quarter ended June 30, 2025) and the worst performance was -9.49% (for the quarter ended March 31, 2025).

Average Annual Total Returns (for the periods ended December 31, 2025)
Class I Shares	One Year	Since Inception (July 31, 2023)
Return Before Taxes	3.33%	9.07%
Return After Taxes on Distributions	1.66%	7.73%
Return After Taxes on Distributions and Sale of Fund Shares	2.54%	6.64%
Class A Shares
Return Before Taxes	-2.43%	6.40%
Russell 2000® Total Return Index (reflects no deduction for fees, expenses, or taxes)	12.81%	10.84%

After-tax returns are shown for Class I shares only and will vary for Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management

Investment Adviser
Rockefeller & Co. LLC is the Fund’s investment adviser.

Portfolio Managers
Jason Kotik, CFA, a Managing Director, Co-Head of Equities and Senior Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since it commenced operations in July 2023.

Tim Skiendzielewski, CFA, a Managing Director and Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since it commenced operations in July 2023.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 16.

Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares via written request by mail (Rockefeller Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transaction, or by contacting the Funds by telephone at 1‑855‑369‑6209, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Climate Solutions Fund

Share Purchase Amounts	Institutional Class	Class A
Minimum Initial Investment	$1,000,000	$2,500
Minimum Subsequent Investment	$10,000	$1,000

US Small Cap Core Fund

Share Purchase Amounts	Class A	Class I	Class Y
Minimum Initial Investment	$2,500	$1,000,000	$1,000,000
Minimum Subsequent Investment	$1,000	$10,000	$10,000

Tax Information
Each Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Investment Strategies, Risks and Disclosure of Portfolio Holdings

Rockefeller Climate Solutions Fund

Investment Objective
The Climate Solutions Fund seeks long-term growth of capital principally through equity investments in public companies across the market capitalization spectrum offering climate change mitigation or adaptation products and services.

Principal Investment Strategies
Under normal market conditions, the Climate Solutions Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of public companies offering climate change mitigation or adaptation products and services. The Adviser typically considers a company to be focused on climate mitigation or adaptation solutions where it generates revenue (as further detailed below) by delivering products or services related to water infrastructure and technologies, waste management and technologies, energy efficiency, food, agriculture and forestry, renewable and alternative energy, healthcare, pollution control, and/or climate support systems (the “Climate Solution Activities”). The Fund may invest in companies operating in any industry or sector. However, due to its focus on Climate Solution Activities and in order to achieve its objective, the Fund historically has had more meaningful exposure to companies operating in the Industrial and Utilities sectors, and to a lesser extent, to companies operating in the Energy and Financials sectors and expects this tilt to continue.

Equity securities in which the Climate Solutions Fund may invest include common stocks, preferred stocks, depositary receipts, and interests in REITs and MLPs which engage in Climate Solutions Activities. The Fund may also invest in other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities, and these investments will count for the purpose of meeting the requirement that 80% of the Fund’s net assets be invested in equity securities of public companies offering climate change mitigation or adaptation products and services. The Fund may invest in equity securities of U.S. and foreign companies (including issuers domiciled in emerging markets or less developed countries) with market capitalizations of any size. The Fund’s investments in common stocks of foreign companies may include depositary receipts, such as ADRs and GDRs. The Fund invests a portion of its assets in securities that are traded in currencies other than U.S. dollars, so the Fund may buy and sell foreign currencies to facilitate transactions in portfolio securities. The Fund does not currently expect to hedge against currency risks, although the Fund retains the discretion to engage in such hedging strategies if the Adviser determines that it may be advantageous to do so.

Ideas for potential investments are sourced by the Adviser utilizing internal and external research, including from relationships with climate focused organizations and industry collaborations such as non-governmental organizations (NGOs) and other non-profit organizations. The Adviser employs a bottom-up, fundamental investment approach to build an actively managed portfolio of public companies engaging in Climate Solutions Activities across key environmental themes such as water infrastructure & technology, waste management & technologies, renewable energy, energy efficiency, pollution control, climate support services, healthcare mitigation, and food & agriculture. Companies considered for the Climate Solutions Fund’s portfolio will derive material revenue (50% or greater) from Climate Solution Activities or which have a lower level of revenue exposure (generally at least 20%) with the potential to grow the revenue associated with Climate Solution Activities.

Companies that meet the Adviser’s climate solutions revenue criteria are considered for inclusion in the portfolio on a case-by-case basis. The Adviser’s analysis typically begins with an understanding of climate solutions companies with identifiable long-term growth catalysts and will advance to its research phase where its analysts conduct fundamental bottom-up analysis. This analysis takes into consideration multiple factors, which may include but are not limited to, (1) the company’s end market growth which could include catalysts in public policy and regulatory change, shifting consumer behavior, technological innovation, participation in a growing total addressable market (TAM), and ability to outgrow the market; (2) a company’s competitive advantages such as scale, technology, research and development, intellectual property, operational efficiencies and distribution capabilities, brand, network effect and human capital; (3) a company’s valuation profile and financial characteristics such as: discount to intrinsic value, asymmetric risk and reward, and multiples based valuation; (4) a company’s management team quality, which can include: a successful track record of capital allocation and execution, talent attraction and retention, stable or growing return on capital (ROC), and ability to generate free cash flow (FCF); (5) an assessment of whether a company’s product or service can contribute to a climate mitigation or adaptation solution that aligns with ESG improvement, which can include alignment with the Adviser’s risk exclusion policy, industry relevance, materiality assessment, climate risk and engageability; and (6) a company's balance sheet strength, which can include optimal leverage, access to capital markets and ability to fund growth. If the Adviser determines that a portfolio company no longer meets its climate solutions criteria (such as the development of controversial behavior, an acquisition, a change of business mix or due to new information), the Adviser may seek to remediate through engagement with the portfolio company and/or divest from the company. As a result, there may be occasions where the exposure to undesirable investments or restricted activities (in respect of the climate solutions criteria) may take a period of time to be eliminated.

The Climate Solutions Fund may invest a portion of its assets in units or shares of other investment companies. Investments in other investment companies will be utilized primarily for efficient portfolio management purposes but may also be utilized for investment purposes. The other investment companies in which the Fund may invest could have exposure to companies that do not meet the financial or environmental criteria applied when evaluating companies for direct investment by the Fund. To the extent the Fund invests in any other investment companies, the Fund shall be responsible for the expenses (including management fees payable to the third party manager) of such other investment companies.

Rockefeller US Small Cap Core Fund

Investment Objective
The US Small Cap Core Fund seeks long-term capital appreciation principally through equity investments in U.S. small capitalization companies.

Principal Investment Strategies
Under normal circumstances, the US Small Cap Core Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. small capitalization companies. A “U.S. company” is defined as any company that is organized in or has substantial business activities in the United States of America (i.e., securities of issuers that during the issuer’s most recent fiscal year derived at least 50% of its revenue or profits from goods produced or sold, investments made, or services performed in the U.S. or that have at least 50% of its assets in the U.S.). A “small capitalization company” is defined as any company whose market capitalization at the time of purchase is within the market capitalization range represented by companies in the Russell 2000® Index (the “Benchmark”). As of December 31, 2025, the market capitalization range for the Russell 2000® Index was approximately $5 million to $31.3 billion, which may increase or decrease at any time. With respect to 20% of the Fund’s net assets, the Adviser may invest in companies with market capitalizations below or above the Russell 2000® Index where it determines the opportunity is consistent with the Fund’s investment objective. The Fund is not required to dispose of companies whose market capitalizations exceed the high end of the range, and may add to positions in portfolio companies that exhibit continued growth and other characteristics consistent with the Fund’s investment objective regardless of market capitalization. The Fund may add to positions that exceed the Russell 2000® Index so long as 80% of the Fund’s net assets are invested in U.S.

small capitalization companies at the time. The Adviser employs a long-term investment philosophy rooted in fundamental, bottom-up research and analysis to identify companies for the portfolio. When selecting a security for the portfolio, the Adviser generally looks for one or more of the following characteristics:

•Potential competitive advantages
•Opportunity to grow earnings, revenue and/or cash flow
•Management team quality
•Balance sheet strength
•Attractive valuation relative to intrinsic value and/or peers

Equity securities include common stocks, preferred stocks, rights, depositary receipts such as ADRs and GDRs, and REITs. The Fund has the ability to invest up to 20% of its net assets in equity securities of foreign companies, including ADRs and GDRs. The Adviser seeks to construct a portfolio with a relatively small number of securities (typically 35 to 45 names) of smaller market capitalization companies where the potential growth in revenue and earnings can be bought at an attractive price relative to their growth rate and to their peer group. The US Small Cap Core Fund’s objective is to hold these companies through their growth stages. The Adviser’s process for selling or trimming a portfolio holding generally considers one or more of the following factors:

•Change to the investment thesis
•Change to the company’s fundamental positioning such as a shift in competitive advantages, growth prospects, management team, financial condition and/or valuation
•Market capitalization increases (typically above US $5 billion or the upper end of the Benchmark’s market capitalization)
•Changes to intrinsic and relative valuation

The Adviser utilizes a process whereby the investment analyst team produces a presentation to recommend potential ideas for the strategy. The team and portfolio managers run through a peer review process to discuss the positives and negatives of the potential investment opportunity. Each opportunity is considered on its own, but also within the context of the portfolio, considering portfolio construction and risk.

General Investment Policies of the Funds

Temporary Strategies; Cash or Similar Investments. For temporary defensive purposes and under extraordinary market conditions, the Adviser may invest up to 100% of a Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in a Fund not achieving its investment objective. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Changes in Investment Objective. Each Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders. A Fund may not make any change to its investment policy of investing at least 80% of net assets (plus any borrowings for investment purposes) in investments suggested by the Fund’s name, without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

Principal Risks of Investing in the Funds
Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in a Fund over long or even short periods of time. The principal risks of investing in the Funds are:

ADRs Risk. The Funds may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs involve many of the same risks of investing directly in foreign securities (see “Foreign Securities Risk” below).

Climate Solutions Risk (Climate Solutions Fund only). The Fund will focus its investment activities on companies offering climate change mitigation or adaptation products and services. There is no guarantee that these investment themes will generate profitable investment opportunities for the Fund, or that the Adviser will be successful in identifying profitable investment opportunities within these investment themes. The Fund’s focus on environmental criteria will limit the number of investment opportunities available to the Fund as compared to other mutual funds with broader investment objectives, and as a result, the Fund may underperform funds that are not subject to similar investment considerations. Portfolio companies may be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants. In addition, companies may share common characteristics and be subject to similar business risks and regulatory burdens. A downturn in the demand for climate change mitigation and adaptation products and services is likely to have a significant negative impact on the value of the Fund’s investments. As a result of these and other factors, the Fund’s portfolio investments are expected to be volatile, which may result in significant investment losses to the Fund.

Common Stock Risk. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks of equity securities, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Competition Risk. The task of identifying attractive investments is difficult and involves many uncertainties. Because of competition from other investment groups and many other factors, there can be no assurance that a Fund will be able fully to invest its capital on attractive terms, and there can be no assurance that a Fund will achieve results comparable to that of other investment vehicles having similar investment objectives.

Currency Risk. If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive interest or dividends in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in investor expectations concerning and levels of interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other economic or political developments in the United States or abroad.

Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAVs, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.

Emerging Markets Risk (Climate Solutions Fund only). Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Equity Market Risk. The Funds will be exposed to equity market risk through direct investments in equity securities and investments in equity-linked derivative instruments. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. Common stock, or common stock equivalents, of any given issuer, are generally exposed to greater risk than preferred stocks and debt obligations of the issuer because common stock, or equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stock, bonds and other creditors of such issuers. Preferred stocks are subject to the risk that the dividend on the stock may be changed or discontinued by the issuer, and that participation in the growth of an issuer may be limited.

Exposure Risk (US Small Cap Core Fund only). The Fund will hold a small number of securities as compared to its Benchmark. In addition, the Fund’s portfolio may be overweight or underweight a specific sector or industry relative to the Benchmark. These practices can lead to increased volatility. As a result, an adverse development impacting any one position, sector or industry in which the Fund holds investments may have a material adverse effect on the net asset value of the Fund and the Fund’s investment results.

Foreign Securities Risk. Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable operational or financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Foreign securities include ADRs and GDRs, dollar-denominated foreign securities and securities purchased directly on foreign exchanges. ADRs and GDRs are depositary receipts for foreign company stocks that are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and that entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including ADRs and GDRs, may be subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.

In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. The Funds will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless they meet certain requirements regarding the percentage of their total assets invested in foreign securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Countries in emerging markets generally entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment. In addition, investment in emerging market countries may be restricted or controlled and may require a Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. Many emerging market countries have experienced currency devaluation, currency inflation or economic recessions, which is likely to have a negative effect on their security markets. Also, high levels of debt, adverse social and political circumstances and policies of expropriation and intervention in emerging markets countries could adversely affect the value of a Fund’s holdings.

General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties, all of which may increase the risks of investing in securities held by the Funds.

GDRs Risk. The Funds may invest in GDRs. GDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Hedging Risk. The Funds do not currently expect to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates, and other events, although it may do so in the discretion of the Adviser. Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but it establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for a Fund to hedge against a change or event at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such change. Additionally, a lack of hedging by a Fund may cause the value of its portfolio positions to decline. In addition, it may not be possible to hedge against certain changes or events at all.

Large Capitalization Companies Risk (Climate Solutions Fund only). Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk. The ability of a Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in a Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

Master Limited Partnership Risk (Climate Solutions Fund only). The Fund may invest in MLPs that have exposure to renewable energy activities. Companies involved with renewable energy can be affected significantly by factors such as supply and demand for energy, availability and cost of traditional energy sources, consumer preference, and government regulations, including subsidies. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. Publicly traded partnerships could be treated as corporations to the extent they do not satisfy the gross income test. To satisfy the gross income test and thus qualify to be treated as a partnership for federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. An MLP that is treated as a partnership for federal income tax purposes is not liable for federal income tax at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate income tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Fund’s shares.

Newer Fund Risk (US Small Cap Core Fund only). There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, a third-party investor, the Adviser or an affiliate of the Adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s distributor does not maintain a secondary market in the shares.

Other Investment Company and Exchange-Traded Fund Risk (Climate Solutions Fund only). The Fund may from time to time rely on Section 12(d)(1)(F) of the 1940 Act with respect to its investments in other investment companies. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

The Fund may also rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the potential duplication of management fees. The risk of owning another investment company generally reflects the risks of owning the underlying investments the other investment company holds. The Fund also will incur brokerage costs when it purchases and sells investment company shares. ETFs may trade at a discount or premium to NAV. There can be no assurance that an active trading market for an ETF’s shares will exist. There are greater risks involved in investing in securities with limited market liquidity.

Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Real Estate Investment Risk (Climate Solutions Fund only). The Fund could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Fund may be determined to an extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Fund could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally. The risks related to investments in realty companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of a Fund.

Geopolitical economies and financial markets are increasingly interconnected. The developments listed above, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

REIT Risk. The Funds may invest indirectly in real estate by investing in REITs. These investments are subject to numerous risks, including, but not limited to, adverse changes in general economic and local market conditions, adverse developments in employment or local economic performance, changes in supply or demand for similar or competing properties, unfavorable changes in applicable taxes, governmental regulations or interest rates, and lack of available financing. The REITs in which the Fund invests may improve or operate real properties as well as buying and selling them, and accordingly those investments are also subject to risks associated with improving and operating property, such as the inability to maintain rental rates and occupancy levels in highly competitive markets, unavailability or increases in the cost of insurance, unexpected increases in the costs of refurbishment and improvements, unfavorable rent control laws and costs of complying with environmental regulations. If a REIT fails to qualify as a REIT under the Code, then the REIT could become taxable as a corporation, which would likely have an adverse impact on the value of a Fund’s investment. The Funds will generally have no control over the operations and policies of a REIT, and the Funds generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT under the Code.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The Internal Revenue Service (the “IRS”) has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a regulated investment company and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares. The final Treasury Regulations do not extend such conduit treatment to qualified publicly traded partnership income, as defined under Section 199A of the Code, earned by a regulated investment company. Therefore, noncorporate shareholders may not include qualified publicly traded partnership income earned through the Fund, potentially including the Fund's passive income from MLPs, in their qualified business income deduction. The IRS and the Treasury Department may be continuing to evaluate whether it is appropriate to provide such conduit treatment.

Sector Risk (Climate Solutions Fund only). Due to the Fund’s focus on climate change mitigation or adaptation products and services, the Fund’s portfolio, as compared to broader benchmarks, is expected to typically have more meaningful exposure to companies operating in the Industrial sector and to have reduced exposure to the Communication Services, traditional Energy, Financials and Real Estate sectors. The Industrial sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the Industrial sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the Industrial sector may be adversely affected by environmental damages, product liability claims and exchange rates. The success of these companies is affected by supply and demand both for their specific product or service and for Industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the Industrial sector may also be adversely affected by changes or trends in commodity prices, which may be unpredictable. As a result, the Fund’s investment returns may underperform the market in periods where the Industrial sector underperforms other sectors. Potential negative market or economic developments affecting one or more of the sectors in which the Fund’s investments are concentrated could have a greater impact on the Fund than on a fund with fewer holdings in the impacted sectors.

Sector Risk (US Small Cap Core Fund only). To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small and Medium Capitalization Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Small and medium capitalization companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile.

Tax Risk. The Funds’ investments could be affected by any changes to the tax deduction for interest paid on fixed income securities. Any proposed or actual changes to the tax deduction for interest paid could significantly affect the supply of and market for fixed income securities.

Valuation Risk. The prices provided by the Funds’ pricing service or independent dealers or the fair value determinations made by the Adviser under its fair value pricing procedures may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Volatility of Financial Markets; Risks of Certain Investment Strategies; Directional Risk. Recently, the financial markets have evidenced an exceptional level of volatility. Continued volatility could disrupt the investment strategy of a Fund, decrease the value of a Fund’s portfolio and adversely impact its profitability or performance. Moreover, markets continue to react to global macroeconomic and political events. As a result, the securities of a particular company may decline in value at a time when that company has strong fundamentals. The Funds will not engage in short selling and will generally not seek to hedge market risk. Accordingly, the performance of the Funds can be expected to generally track the trends of relevant market indices although this may not always be the case and there may be periods of time where a Fund’s performance diverges significantly from such indices.

Warrants and Rights. The Funds may invest in warrants. However, not more than 10% of a Fund’s total assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

More detailed information about the Funds, their investment policies and risks can be found in the Funds’ SAI.

Portfolio Holdings Information
A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI. Disclosure of each Fund’s holdings is required to be made quarterly in regulatory filings and on the Funds’ website. Portfolio holdings information as of the most recent quarter is available by contacting the Rockefeller Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 or calling 1‑855‑369‑6209, or by visiting the Funds’ website at www.rockefellerfunds.com.

Management of the Funds
The Adviser
Each Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with Rockefeller & Co. LLC, located at 45 Rockefeller Plaza, Fifth Floor, New York, NY 10111. The Adviser is registered as an investment adviser with the SEC, and offers global investing and wealth management services to a wide variety of individual and institutional investors.

As of December 31, 2025, Rockefeller & Co. LLC had regulatory assets under management in excess of $18.2 billion. Under the Advisory Agreement, the Adviser has overall responsibility for the general management and investment of each Fund’s investment portfolio, subject to the supervision of the Board of Trustees. Each Fund compensates the Adviser for its services at the annual rate of 0.85% of the Fund’s average daily net assets, payable on a monthly basis in arrears. For the fiscal year ended November 30, 2025, the Adviser received management fees as a percentage of average daily net assets (net of fee waivers) of 0.52% and 0.71% of the Climate Solutions Fund and US Small Cap Core Fund, respectively.

Fund Expenses. Each Fund is responsible for its own operating expenses. However, pursuant to an operating expense limitation agreement between the Adviser and the Trust, on behalf of the Funds, the Adviser has agreed to waive its fees and/or reimburse expenses to ensure that each Fund’s Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage expenses (i.e. any expenses incurred in connection with borrowings made by a Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) does not exceed 0.99% of the average daily net assets of the Climate Solutions Fund and 1.05% of the average daily net assets of the US Small Cap Core Fund, through at least March 31, 2027, and subject thereafter to annual reapproval. Any waiver of advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if requested by the Adviser and the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses at the time of waiver. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement will be reviewed by the Board of Trustees. The operating expense limitation agreement may be terminated at any time at the discretion of the Board of Trustees.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement is included in the Funds’ annual report to shareholders on Form N-CSR for the fiscal year ended November 30, 2025.

Portfolio Managers

Jose Garza, is a Senior Vice President, Director of Public Equity Research and Portfolio Manager supporting Rockefeller Asset Management’s thematic equity offerings, including the Climate Solutions Strategy and the Global Innovation Strategy. Mr. Garza has served as Portfolio Manager of the Climate Solutions Fund since July 2022. Prior to joining Rockefeller in June 2021, Mr. Garza served as Portfolio Manager at GAMCO Investors, Inc. from 2018-2021 across energy, utility, and infrastructure funds. Principally, Mr. Garza was co-Portfolio Manager across the Gabelli global utility strategies, with $2.5 billion in AUM investing in products, services, or equipment companies for the generation or distribution of electricity, gas, and water. Mr. Garza began his career at GAMCO in 2007 as a member of the Utilities research team and rejoined the firm upon completing his graduate studies in 2013 as a research analyst covering Water and Infrastructure companies.

Mr. Garza earned a dual B.A. in Economics and Biology from Yale University and an M.B.A. from Columbia Business School, where he participated in the school’s renowned Value Investing Program.

Jason Kotik, CFA®, is a Managing Director, Co-Head of Equities, and a Senior Portfolio Manager for the US Small and US SMID Cap strategies for Rockefeller Asset Management. Mr. Kotik has served as co-Portfolio Manager of the US Small Cap Core Fund since the Fund commenced operations in July 2023. Prior to joining Rockefeller in June 2022, Mr. Kotik served as Lead Portfolio Manager for Aberdeen’s Small Cap Core strategy. Prior to joining Aberdeen, Mr. Kotik was an Equity Research Analyst at Allied Investment Advisors. Mr. Kotik began his career at T. Rowe Price.

Mr. Kotik received a B.S. in Business from the University of Delaware and a M.A. in Business from Johns Hopkins University and is a Chartered Financial Analyst® charterholder.

Tim Skiendzielewski, CFA®, is a Managing Director and Portfolio Manager for the US Small and US SMID Cap strategies for Rockefeller Asset Management. Mr. Skiendzielewski has served as a co-Portfolio Manager for the US Small Cap Core Fund since the Fund commenced operations in July 2023. Prior to joining Rockefeller in June 2023, Mr. Skiendzielewski served as Lead Portfolio Manager for Aberdeen’s US Small Cap, US SMID Cap, and US SMID Sustainable Leaders strategies. Mr. Skiendzielewski joined Aberdeen in 2012 from Morgan Stanley and previously worked for both Promontory Financial Group and Navigant Consulting.

Mr. Skiendzielewski received a B.S. in Finance from Georgetown University and an M.B.A. from the University of Chicago. Mr. Skiendzielewski is a Chartered Financial Analyst® charterholder.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of securities in the Fund.

CFA® is a registered trademark owned by the CFA Institute.

Shareholder Information
Choosing a Share Class
The Climate Solutions Fund offers Institutional Class and Class A shares. The US Small Cap Core Fund offers Class A, Class I and Class Y shares. Class Y shares of the US Small Cap Core Fund are not currently available for purchase. Below is information about the manner in which the Funds offer shares. The different classes of shares of a Fund represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. You should always discuss the suitability of your investment with your financial intermediary or financial adviser.

A financial intermediary may offer Fund shares subject to variations in or elimination of a Fund’s sales charges (“variations”), provided such variations are described in this Prospectus. Sales charge variations may apply to purchases, sales and conversions of Fund shares, and a shareholder transacting in shares of the Climate Solutions Fund through a financial intermediary identified in Appendix A should read the terms and conditions of Appendix A carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with a Fund or through another financial intermediary.

Institutional Class Shares (Climate Solutions Fund only). Institutional Class shares are offered for sale at NAV without the imposition of a sales charge or a distribution and service (Rule 12b-1) fee. Institutional Class shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Fund and do not require the Fund to pay a fee may purchase Institutional Class shares, subject to investment minimums.

Class A Shares. Class A shares are subject to a front-end sales charge and a 0.25% distribution and service (Rule 12b-1) fee. Class A shares redeemed within 12 months of purchase may also be subject to a contingent deferred sales charge (“CDSC”) of 1.00%.

You pay a sales charge when you invest in Class A shares of a Fund, unless you qualify for a reduction or waiver. There are several ways to reduce this charge. See the section “Sales Charge Reductions and Waivers” below.

Without a reduction or waiver, the price that you pay when you buy Class A shares (the “offering price”) is their NAV plus a sales charge (sometimes called a “front-end sales charge” or “load”), which varies depending upon the size of your purchase. The sales charge for Class A shares of a Fund is calculated as follows:(1)

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Allowance
Less than $50,000(2)	5.25%	5.54%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.50%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 or more(3)(4)	0.00%	0.00%	0.00%
(1)    The offering price is calculated to two decimal places using standard rounding criteria. As a result, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was downward or upward rounding.
(2)     The minimum initial investment for Class A shares of a Fund is $2,500.
(3)     There is no front-end sales charge for purchases of Class A shares of $500,000 or more. However, a CDSC of 1.00% may be applied to redemptions of Class A shares within 12 months of purchase.
(4)     A finder’s fee of 1.00% will be paid directly by the Adviser to the dealer on investments of $500,000 or more.

Class I Shares (US Small Cap Core Fund only). Class I shares are offered for sale at NAV without the imposition of a sales charge. Class I shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Fund and do not require the Fund to pay a fee may purchase Class I shares, subject to investment minimums. Class I shares may also be available to the Adviser’s employees at reduced minimums.

Class Y Shares (US Small Cap Core Fund only). Class Y shares are offered for sale at NAV, subject to a 0.15% shareholder servicing fee. Class Y shares are available only to institutional and individual investors willing to make a significant initial investment. Class Y shares are not currently offered.

Information about sales charges, including applicable waivers, breakpoints, and discounts to the sales charges, is fully disclosed in this Prospectus, which is available, free of charge, on the Funds’ website at www.rockefellerfunds.com. The Funds’ website includes hyperlinks to the information provided herein and to the additional information that is referenced in the SAI. The Funds believe it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Funds do not make the sales charge information available to investors on the website independent of the Prospectus.

Class A Sales Charge Reductions and Waivers

Reducing Front-End Sales Charges. There are several ways you can lower your sales charge for Class A shares. To receive a reduction in your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family members in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the relevant Fund if your share purchase is eligible for the sales load waiver. Sales charges will not be applied to shares purchased by reinvesting distributions.

Rights of Accumulation. You may combine your current purchase of Class A shares of a Fund with other existing Class A shares of the Fund which you currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares of a Fund purchased in accounts at the public offering price at the financial intermediary at which you are making the current purchase. You may not aggregate shares held at different financial intermediaries or in other funds. If the current purchase is made directly through the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), only those shares held directly at the Transfer Agent may apply toward the right of accumulation. You may aggregate shares that you own and that are currently owned by members of your “immediate family,” including your spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, including in-law and adoptive relationships residing at the same address. Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation. You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply. The Funds are not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and the Funds reserve the right to modify or terminate this right at any time.

Reinstatement Privilege. If you redeem Class A shares of a Fund, and within 60 days purchase and register new Class A shares of the Fund, you will not pay a sales charge on the new purchase amount. The amount eligible for this privilege may not exceed the amount of your redemption proceeds. To exercise this privilege, contact the Transfer Agent or your financial intermediary.

Letter of Intent. By signing a Letter of Intent (“LOI”), you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares of a Fund. Any Class A shares of a Fund purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI. Shares equal to 5.25% of the amount of the LOI will be held in escrow during the 13-month period. If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Investments of $500,000 or More. There is no initial sales charge on a lump sum Class A share purchase of $500,000 or more, nor on any purchase into a Class A account with an accumulated value of $500,000 or more. However, if you have taken advantage of this waiver and redeem your shares within 12 months of purchase, there is a CDSC of 1.00% imposed on such shares based on the lesser of original cost or current market value. However, the CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Initial Sales Charge Waivers” below. Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charges Waivers,” below.

Initial Sales Charge Waivers. Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain purchases. You may not have to pay a sales charge on purchases of Class A shares if:

•you are an affiliate of the Adviser or any of its or the Trust’s officers, directors, trustees, employees or retirees;
•you are a registered representative of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;
•you are a member of the immediate family of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);
•you are a fee-based registered investment adviser, financial planner, bank trust department or registered broker-dealer and are purchasing shares on behalf of your customers;
•you are a financial intermediary who has entered into agreements with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee (see Appendix A – Financial Intermediary-Defined Sales Charge Variation Policies for a list of such entities (applicable to the Climate Solutions Fund only);
•you are purchasing shares for retirement (not including IRA accounts) and deferred compensation plans or the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Code, and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;
•you are purchasing shares for a 401(k), 403(b) or 457 plan, and profit sharing and pension plans that invest $500,000 or more or have more than 100 participants;
•you are a current shareholder whose aggregate investment in Class A shares of a Fund exceeds $500,000 subject to the conditions noted above; or
•you are an individual with an account managed by the Adviser or an affiliate.

Information about sales charges, including applicable waivers, breakpoints, and discounts to the sales charges, is fully disclosed in this Prospectus, which is available, free of charge, on the Funds’ website at www.rockefellerfunds.com. The Funds’ website includes hyperlinks to the information provided herein and to the additional information that is referenced in the SAI. The Funds believe that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Funds do not make all sales charge information available to investors on the website independent of the Prospectus. If you would like information about sales charge waivers, call your financial representative or contact the Funds at www.rockefellerfunds.com or 1‑855‑369‑6209.

The Funds reserve the right to modify or eliminate these programs at any time.

Contingent Deferred Sales Charge Waivers. For Class A shares, a CDSC is imposed on shares purchased at the $500,000 breakpoint (as described in “Sales Charge on Class A Shares,” above) that are redeemed within 12 months of purchase. In the case of a partial redemption, the first shares redeemed are any reinvested shares. After that, shares are always redeemed on a “first in first out” basis. If the first shares redeemed have been held for longer than 12 months from the date of purchase, then no sales charge is imposed on the redemption. The sales charge is imposed on a lot by lot basis on the NAV at the time of redemption or initial purchase price, whichever is lower. This deferred sales charge may be waived under certain circumstances such as:

•death of the shareholder;
•divorce, where there exists a court decree that requires redemption of the shares;
•return of IRA excess contributions;
•shares redeemed by the Fund due to low balance or other reasons; and
•required minimum distributions at the required minimum distribution age (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within a Fund).

Financial Intermediary-Defined Sales Charge Variation Policies. A financial intermediary may impose different sales charge variations. For more information about sales charge discount variations, please contact your financial intermediary directly. Sales charge discount variations specific to certain financial intermediaries for the Climate Solutions Fund are described in Appendix A to this Prospectus.

Distribution (Rule 12b-1) Plan
The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Funds are authorized to pay the Distributor a fee for the sale and distribution of Class A shares of a Fund, and the services it provides to Class A shareholders. The maximum amount of the fee authorized is an annual rate of 0.25% of a Fund’s average daily net assets attributable to Class A shares, annually. Because these fees are paid out of a Fund’s assets attributable to Class A shares on an on-going basis, over time these fees will increase the cost of your investment in Class A shares of a Fund and may cost you more than paying other types of sales charges.

Shareholder Servicing Plan
The Trust, on behalf of Class Y shares of the US Small Cap Core Fund, has also adopted a Shareholder Servicing Plan that allows the Fund to make payments to financial intermediaries and other persons for certain personal services for shareholders and/or the maintenance of shareholder accounts. The Class Y shares of the Fund are subject to a shareholder servicing fee at an annual rate not to exceed 0.15% of the Fund’s average daily net assets attributable to Class Y shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

Share Price
The price of a Fund’s shares is its NAV, plus applicable sales charges for Class A shares. A Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. The NAV is calculated at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). The NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, a Fund will calculate its NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Each equity security owned by a Fund, including shares of closed-end funds, that is listed on a national securities exchange, except for portfolio securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange at the close of that exchange, on the date as of which assets are valued. If a security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally consider to be the principal exchange on which the security is traded.

Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sell price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by an approved independent pricing service (“Pricing Service”).

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration are valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration are valued at the prices provided by a recognized independent broker-dealer.

If market quotations are not readily available, a security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the Adviser’s fair value pricing procedures subject to oversight by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that a Fund’s shares are accurately priced. The Adviser will regularly evaluate whether a Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained.

Debt securities, including short-term debt securities and money market instruments with a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing services may use various valuation methodologies such as the mean between the bid and asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Where the price of a debt security is not available from a Pricing Service, the most recent quotation from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized using the “constant yield” method until maturity. When a Fund buys a when-issued, new issue or delayed delivery debt security and the security is not yet being traded or priced by a Pricing Service, the security will be valued at cost. Thereafter, the security will be valued at its market value (if it has commenced trading or is priced by a Pricing Service ) or its fair value if the security has not commenced trading or is not priced by a Pricing Service for more than five days. Forward currency contracts are valued at the mean between the bid and asked prices.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or is realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when a Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if a Fund were using market value pricing. The Adviser anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are not readily available or are considered unreliable.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of these evaluated prices can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. In the event a Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How to Purchase Shares
All purchase requests received in good order by the Transfer Agent or by an authorized financial intermediary (an “Authorized Intermediary,” as defined below) before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share, plus any applicable sales charge. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An Authorized Intermediary is a financial intermediary (or its authorized designee) that has made arrangements with a Fund to receive purchase and redemption orders on its behalf. For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.

All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Funds and are not binding until so accepted. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. Your order will not be accepted until the Funds or the Transfer Agent receives a completed Account Application in good order. The Funds reserve the right to reject any Account Application.

The Funds reserve the right to reject any purchase order or suspend the offering of shares if, in their discretion, it is in a Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Funds. Purchases may also be rejected from persons believed to be “market-timers,” as described under the section entitled “Tools to Combat Frequent Transactions,” below. In addition, a service fee, which is currently $25, as well as any loss sustained by the Funds, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Funds and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Funds or the Transfer Agent.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Investment Amounts

Climate Solutions Fund

Share Purchase Amounts	Institutional Class	Class A
Minimum Initial Investment	$1,000,000	$2,500
Minimum Subsequent Investment	$10,000	$1,000

US Small Cap Core Fund

Share Purchase Amounts	Class A	Class I	Class Y
Minimum Initial Investment	$2,500	$1,000,000	$1,000,000
Minimum Subsequent Investment	$1,000	$10,000	$10,000

The Funds reserve the right to waive the minimum initial investment or minimum subsequent investment amounts at their discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain intermediaries also may have investment minimums, which may differ from a Fund’s minimums, and may be waived at the intermediaries’ discretion. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Purchase Requests Must be Received in Good Order. Your share price will be the next calculated NAV per share, plus any applicable sales charge, after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. For purchases made through the Transfer Agent, “good order” means that your purchase request includes:

•the name of the Fund and the share class you are investing in;
•the dollar amount of shares to be purchased;
•your Account Application or investment stub; and
•a check payable to the Fund in which you are investing.

For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

Purchase by Mail. To purchase Fund shares by mail, simply complete and sign the Account Application and mail it, together with your check made payable to the Fund in which you are investing, to one of the addresses below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the name of the Fund in which you are investing and your name, address, and account number on a separate piece of paper and mail it with your check made payable to the Fund to:

Regular Mail	Overnight or Express Mail
Rockefeller Funds	Rockefeller Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

Purchase by Wire. If you are making your first investment in a Fund through a wire purchase, the Transfer Agent must have a completed Account Application before you wire funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 1‑855‑369‑6209 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund in which you are investing, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	(name of the Fund in which you are investing)
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Funds and U.S. Bank National Association, the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone. Telephone purchase privileges are automatically provided unless you specifically decline the option on your Account Application. If your account is open for at least 7 business days, you may purchase additional shares by calling the Funds toll free at 1‑855‑369‑6209. You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. If your order is received by the Transfer Agent prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction.

Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize a Fund to withdraw automatically from your personal checking or savings account any amount that you wish to invest, which must be at least $100, on a monthly, quarterly or semi-annual basis. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request. A $25 fee will be charged if your bank does not honor the AIP draft for any reason. To begin participating in the AIP, please complete the Automatic Investment Plan section on the Account Application or call the Funds’ Transfer Agent at 1‑855‑369‑6209 for instructions.

Purchasing Shares Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Funds toll free at 1‑855‑369‑6209, or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for a Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the next calculated NAV, plus any applicable sales charges, after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with a Fund, orders will be processed at the next calculated NAV, plus any applicable sales charges, after receipt in good order by the Authorized Intermediary, consistent with applicable laws and regulations. An order is deemed to be received when a Fund or an Authorized Intermediary accepts the order. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of a Fund.

For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Funds, you should contact your financial intermediary directly.

Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•full name;
•date of birth (individuals only);
•Social Security or taxpayer identification number; and
•permanent street address (a P.O. Box number alone is not acceptable).

If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

If any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application. The Funds reserve the right to request additional clarifying information and may close your account and redeem your shares at the next computed NAV if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. If you require additional assistance when completing your application, please contact the Transfer Agent at 1‑855‑369‑6209.

Purchases In-Kind. Shares of the Funds may be purchased “in-kind” by advisory clients of the Adviser, their affiliates or other affiliated shareholders, in accordance with the Trust’s procedures and subject to the Board’s approval. Shares of the Funds and any securities contributed in-kind will be valued using the same procedures to determine the amount of Fund shares purchased in exchange for the securities contributed in-kind. Securities contributed in-kind will be valued at their current market price and Fund shares will have a NAV equal to the purchase price of such shares. If any in-kind purchase involves an affiliate of the Adviser, the Adviser will, consistent with its fiduciary duties, disclose to the Independent Trustees the existence of any material conflicts of interest between the Adviser and the Funds with respect to the in-kind purchase to facilitate the Board’s ability to evaluate and approve the in-kind purchase.

How to Redeem Shares
Orders to sell or “redeem” shares may be placed either directly with the Funds or through an Authorized Intermediary. If you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with the same Authorized Intermediary in accordance with the procedures established by that Authorized Intermediary. Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem Fund shares on any business day that a Fund calculates its NAV. The price at which redemptions are effected is based on the NAV next calculated after the request is received in good order. To redeem shares directly with the Funds, you must contact the Funds either by mail or by phone to place a redemption request. Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary in order to obtain that day’s closing NAV. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares through an IRA or other retirement account must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA accounts may not be redeemed by telephone.

Payment of Redemption Proceeds. You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order (less any applicable deferred sales charges). Your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds with respect to all requests received by a Fund in good order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent one to three business days following the receipt of your redemption request.

A redemption request made through the Transfer Agent will be deemed in “good order” if it includes:

•the shareholder’s name;
•the name of the Fund and share class you are redeeming shares from;
•the account number;
•the share or dollar amount to be redeemed; and
•signatures by all shareholders on the account and signature guarantee(s), if applicable.

The Funds reserve the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change. For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.

You may receive proceeds (less any applicable deferred sales charge) of your sale by a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or via federal wire transfer to your pre-established bank account. The Funds typically expect that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. In all cases, proceeds will be sent within seven calendar days after the Funds receive your redemption request, unless a Fund has suspended your right of redemption or postponed the payment date as permitted under the federal securities laws.

The Funds typically expect they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds. These redemption methods will be used regularly under normal market conditions and may also be used during periods of stressed market conditions.

If the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to twelve calendar days from the purchase date or until your payment has cleared. Shareholders can avoid this delay by utilizing the wire purchase option. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of their net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders. Your ability to redeem shares online or by telephone may be delayed or restricted after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmations of an address change will be sent to both your old and new address. Redemption proceeds will be sent to the address of record. The Funds are not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Please note, under unusual circumstances, the Funds may suspend redemptions, as permitted by federal securities law. The Funds may delay paying redemption proceeds for up to seven calendar days after receiving a request if an earlier payment could adversely affect the Funds.

Redemptions in Kind. The Funds generally pay redemption proceeds in cash. However, the Trust, on behalf of the Funds, has filed a notice of election under Rule 18f-1 under the 1940 Act, under which the Trust, on behalf of the Funds, has reserved the right for the Funds to redeem in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price. These securities redeemed in kind remain subject to general market risks until sold. If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash. For federal income tax purposes, redemptions in kind are taxed in the same manner to a redeeming shareholder as redemptions paid in cash. In addition, sales of such in-kind securities may generate taxable gains.

Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above, and may also be used during periods of stressed market conditions. Each Fund has in place a line of credit that may be used to meet redemption requests during periods of stressed market conditions.

Redemption in-kind proceeds are limited to securities that are traded on a public securities market or for which quoted bid prices are available. In the unlikely event that a Fund does redeem shares in-kind, the procedures utilized by the Fund to determine the securities to be distributed to redeeming shareholders will generally be representative of a shareholder’s interest in the Fund’s portfolio securities. However, a Fund may also redeem in-kind using individual securities as circumstances dictate.

Signature Guarantees. The Transfer Agent may require a signature guarantee for certain redemption requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•if ownership is being changed on your account;
•when redemption proceeds are payable or sent to any person, address or bank account not on record;
•when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
•for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Funds and the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Funds to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Rockefeller Funds	Rockefeller Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Telephone Redemption. Telephone redemption privileges are automatically provided unless you specifically decline the option on your Account Application. You may redeem shares, in amounts of $50,000 or less, by instructing the Funds by telephone at 1‑855‑369‑6209. A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. Once a telephone transaction has been placed, it may not be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. If you hold your shares through a retirement account, you may not redeem shares by telephone.

Wire Redemption. Wire transfers may be arranged to redeem shares. The Transfer Agent charges a service fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades. The fee will be deducted from your remaining account balance on dollar specific redemptions. There is no charge to have proceeds sent via ACH.

Systematic Withdrawal Program “SWP”. The Funds offer a SWP whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter, semi-annually or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum payment amount is $100. This program may be terminated or modified by the Funds at any time. You may terminate your participation in the SWP at any time in writing or by telephoning the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares, and may result in a taxable capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 1‑855‑369‑6209 for additional information regarding the SWP.

The Fund’s Right to Redeem an Account. The Funds reserve the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of a Fund or for market reasons. The Funds will provide a shareholder with written notice 30 calendar days prior to redeeming the shareholder’s account. A redemption by a Fund may result in a taxable capital gain or loss for federal income tax purposes.

Exchanging or Converting Shares

Exchanging Shares. You may exchange all or a portion of your investment from the share class of one Rockefeller Fund to an identically registered account in the same share class of another Rockefeller Fund. Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Shares,” unless the account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged.
An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.

Converting Shares. Subject to meeting the minimum investment amount for Institutional Class or Class I shares of a Fund, investors currently holding Class A shares of a Fund may convert to Institutional Class or Class I shares of the same Fund. A share conversion will not result in a capital gain or loss for federal income tax purposes.

Call the Funds (toll-free) at 1‑855‑369‑6209 to learn more about conversions of Fund shares.

Tools to Combat Frequent Transactions
The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps may include, among other things, monitoring trading activity and using fair value pricing, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests. Except as noted herein, the Funds apply all restrictions uniformly in all applicable cases.

Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of their shareholders. The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Board. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to a Fund) and without prior notice. The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing. The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ Pricing Service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser. There can be no assurance that the Funds will obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their NAV per share. More detailed information regarding fair value pricing and changes to the Funds’ fair value pricing procedures can be found in this Prospectus under the heading entitled “Share Price.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at a

Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Funds cannot guarantee the accuracy of the information provided to them from Authorized Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies

Telephone Transactions. You automatically have the ability to make telephone purchases and redemptions, and you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed previously in the “How to Purchase Shares” section. Neither the Funds nor the Transfer Agent are liable for any loss incurred due to failure to complete a telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern time).

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern time). The Funds are not responsible for delays due to communications or transmission outages, subject to applicable law.

Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine, subject to applicable law. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:

•your Fund account number;
•the name in which your account is registered; or
•the Social Security or taxpayer identification number under which the account is registered.

All telephone calls are recorded for your protection. Written confirmation will be provided for all purchase and redemption transactions initiated by telephone.

Policies of Authorized Intermediaries. An Authorized Intermediary may establish policies that differ from those of the Funds. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your Authorized Intermediary for details.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1‑855‑369‑6209 to request individual copies of documents; if your shares are held through a financial intermediary, please contact them directly. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies within 30 days after receiving your request. This policy does not apply to account statements.

Closure of a Fund. The Adviser retains the right to close a Fund (or partially close a Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close a Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1‑855‑369‑6209 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
IRA Accounts. IRA accounts will be charged a $15.00 annual maintenance fee.

Distribution of Fund Shares
The Distributor
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC d/b/a ACA Group (the “Distributor”), located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administration services and promotes and arranges for the sale of the Funds’ shares. The offering of the Funds’ shares is continuous, and the Distributor distributes the Funds’ shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

Payments to Financial Intermediaries
The Funds may pay fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, retirement plans, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.

The Adviser, out of its own resources and legitimate profits and without additional cost to the Funds or their shareholders, may provide additional cash payments to certain intermediaries. These payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees, shareholder servicing plan fees, and sub-TA fees paid by the Funds, if any. Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes
Distributions
The Funds will make distributions of net investment income and net capital gain, if any, at least annually, and as frequently as quarterly. Annual distributions will typically be made during the month of December. The Funds may make additional distributions if deemed to be desirable at another time during the year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.
If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the relevant Fund’s then-current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
Changes in federal income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of a Fund’s distributions made to shareholders. Please consult your tax advisor before investing.

Distributions of the Funds’ investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Funds’ shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Funds’ distributions of investment company taxable income are attributable to and reported as “qualified dividend income,” such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Funds’ distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Funds receive dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Funds’ distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.

Distributions of a Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31 of the calendar year in which such distributions were declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as a short-term capital gain or loss. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase the Fund’s shares (through reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before and ending 30 days after selling, exchanging or redeeming a Fund’s shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

Some foreign governments levy withholding and other taxes against dividend, interest, and other income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Funds’ securities. A Fund may elect to pass through to you your pro rata share of foreign income taxes paid by such Fund, which you may use for purposes of determining your foreign tax credit or deduction, if more than 50% of the value of such Fund’s total assets at the close of its taxable year consists of foreign stocks and securities. A Fund will notify you if it is eligible to and makes such an election.

The Funds are required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell, exchange or redeem those shares. The Funds will determine cost basis using the high cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Funds for the preceding year will be annually reported to shareholders. Distributions made by the Funds may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor. This section is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance on the date hereof, all of which are subject to change, and possibly with retroactive effect. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section.

Derivative Actions
Pursuant to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), and subject to the limitations disclosed in the Declaration of Trust, a Fund shareholder may only bring a derivative action if (i) the shareholder or shareholders make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed (as defined in the Declaration of Trust); (ii) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who hold at least 10% of the outstanding voting securities of the Trust, or 10% of the outstanding voting securities of the series or class to which such action relates, shall join in the request for the Board to commence such action; and (iii) the Board is afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The provision requiring at least 10% of the outstanding voting securities of the Trust, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board in the event that the Trustees determine not to bring such action, do not apply to claims brought under federal securities laws.

Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for the periods indicated. The following financial highlights tables show the Climate Solutions Fund’s financial performance information for the Fund’s Institutional Class and Class A shares for the period from July 21, 2021 (commencement date) to November 30, 2021, and the fiscal years ended November 30, 2022, 2023, 2024 and 2025, and the US Small Cap Core Fund’s financial performance information for the Fund’s Class I and Class A shares for the fiscal period from July 31, 2023 (the commencement of operations) through November 30, 2023, and for the fiscal years ended November 30, 2024 and 2025. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund (assuming you reinvested all distributions). This information has been derived from the Funds’ financial statements, which have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, for the fiscal year ended November 30, 2025. Cohen & Company, Ltd.’s report, along with the Funds’ financial statements, is included in the Funds’ Annual Report to Shareholders on Form N-CSR, which is available free of charge upon request. The financial statements for the fiscal periods/years prior to the fiscal year ended November 30, 2025, were audited by the Funds’ prior independent registered public accounting firm.

Rockefeller Climate Solutions Fund – Institutional Class

Per Share Data:	Year Ended November 30,				Period Ended November 30,
	2025	2024	2023	2022	2021(a)
Net asset value, beginning of year	$10.78	$8.88	$8.56	$10.06	$10.00

Investment operations:
Net investment income(loss)(b)	0.00(c)	0.02	0.04	0.03	(0.01)
Net realized and unrealized gain (loss) on investments(d)	0.74	1.92	0.29	(1.49)	0.07
Total from investment operations	0.74	1.94	0.33	(1.46)	0.06
Less distributions from:
Net investment income	(0.02)	(0.04)	(0.01)	—	—
Net realized gains	(0.23)	—	—	(0.04)	—
Total distributions	(0.25)	(0.04)	(0.01)	(0.04)	—

Net asset value, end of year	$11.27	$10.78	$8.88	$8.56	$10.06

Total return	7.22%	21.95%	3.87%	–14.55%	0.58%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$81,429	$95,642	$83,944	$90,942	$113,235
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.32%	1.33%	1.30%	1.26%	1.25%
After expense reimbursement/recoupment	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of interest and borrowing expense to average net assets	0.00%(e)	—%	—%	—%	—%
Ratio of net investment income (loss) to average net assets	0.02%	0.22%	0.46%	0.31%	(0.43)%
Portfolio turnover rate	25%	35%	38%	17%	13%
(a)    Inception date of the Fund was July 21, 2021.
(b)    Net investment income per share has been calculated based on average shares outstanding during the years.
(c)    Amount represents less than $0.005 per share.
(d)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(e)    Amount represents less than 0.005%.

Rockefeller Climate Solutions Fund – Class A

Per Share Data:	Year Ended November 30,				Period Ended November 30,
	2025	2024	2023	2022	2021(a)
Net asset value, beginning of year	$10.73	$8.84	$8.53	$10.05	$10.00

Investment operations:
Net investment income (loss)(b)	(0.03)	—	0.02	0.01	(0.03)
Net realized and unrealized gain (loss) on investments(c)	0.75	1.91	0.29	(1.49)	0.08
Total from investment operations	0.72	1.91	0.31	(1.48)	0.05
Less distributions from:
Net investment income	(0.00)(d)	(0.02)	—	—	—
Net realized gains	(0.23)	—	—	(0.04)	—
Total distributions	(0.23)	(0.02)	—	(0.04)	—

Net asset value, end of year	$11.22	$10.73	$8.84	$8.53	$10.05

Total return	6.95%	21.65%	3.61%	–14.76%	0.50%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$218	$302	$224	$1,145	$887
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.58%	1.58%	1.55%	1.53%	1.56%
After expense reimbursement/recoupment	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of interest and borrowing expense to average net assets	0.00%(d)	—%	—%	—%	—%
Ratio of net investment income (loss) to average net assets	(0.32)%	(0.04)%	0.23%	0.08%	(0.89)%
Portfolio turnover rate	25%	35%	38%	17%	13%
(a)    Inception date of the Fund was July 21, 2021.
(b)    Net investment income per share has been calculated based on average shares outstanding during the years.
(c)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(d)    Amount represents less than 0.005%.

Rockefeller US Small Cap Core Fund – Class I

Per Share Data:	Year Ended November 30,		Period Ended November 30,
	2025	2024	2023(a)
Net asset value, beginning of year	$12.72	$9.57	$10.00

Investment operations:
Net investment income (loss)(b)	(0.03)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments(c)	(0.34)	3.18	(0.44)
Total from investment operations	(0.37)	3.16	(0.43)
Less distributions from:
Net investment income	(0.00)(d)	(0.01)	—
Net realized gains	(0.45)	—	—
Total distributions	(0.45)	(0.01)	—

Net asset value, end of year	$11.90	$12.72	$9.57

Total Return	-2.77%	33.01%	-4.30%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$97,443	$111,863	$61,548
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.19%	1.28%	1.55%
After expense reimbursement/recoupment	1.05%	0.99%	0.95%
Ratio of interest and borrowing expense to average net assets	0.00%(d)	—%	—%
Ratio of net investment income (loss) to average net assets	(0.26)%	(0.16)%	0.17%
Portfolio turnover rate	73%	52%	20%
(a)    Inception date of the Fund was July 31, 2023.
(b)    Net investment income per share has been calculated based on average shares outstanding during the years.
(c)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(d)    Amount represents less than 0.005%.

Rockefeller US Small Cap Core Fund – Class A

Per Share Data:	Year Ended November 30,		Period Ended November 30,
	2025	2024	2023(a)
Net asset value, beginning of year	$12.69	$9.56	$10.00

Investment operations:
Net investment loss(b)	(0.06)	(0.05)	—
Net realized and unrealized gain (loss) on investments(c)	(0.34)	3.18	(0.44)
Total from investment operations	(0.40)	3.13	(0.44)
Less distributions from:
Net investment income	(0.00)(d)	—	—
Net realized gains	(0.45)	—	—
Total distributions	(0.45)	—	—

Net asset value, end of year	$11.84	$12.69	$9.56

Total Return	-3.02%	32.74%	-4.40%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$160	$174	$102
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.44%	1.53%	3.98%
After expense reimbursement/recoupment	1.30%	1.24%	1.20%
Ratio of interest and borrowing expense to average net assets	0.00%(d)	—%	—%
Ratio of net investment income (loss) to average net assets	(0.51)%	(0.42)%	(0.11)%
Portfolio turnover rate	73%	52%	20%
(a)    Inception date of the Fund was July 31, 2023.
(b)    Net investment income per share has been calculated based on average shares outstanding during the years.
(c)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(d)    Amount represents less than 0.005%.

PRIVACY NOTICE
The Funds collect non-public personal information about you from the following sources:

•information the Funds receive about you on applications or other forms;
•information you give the Funds orally; and/or
•information about your transactions with the Funds or others.

The types of non-public personal information we collect and share can include:

•social security numbers;
•account balances;
•account transactions;
•transaction history;
•wire transfer instructions; and
•checking account information.

What Information We Disclose
The Funds do not disclose any non-public personal information about their shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom they have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information
All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Investment Adviser
Rockefeller & Co. LLC
45 Rockefeller Plaza, Fifth Floor
New York, New York 10111
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Distributor
Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Rockefeller Climate Solutions Fund
Rockefeller US Small Cap Core Fund
Each a series of Trust for Professional Managers

FOR MORE INFORMATION
You can find additional information about the Funds in the following documents:
Statement of Additional Information
The Funds’ SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI dated March 30, 2026 is on file with the SEC and is incorporated into this Prospectus by reference. This means that the Funds’ SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. The Funds’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the Funds’ last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
You can obtain a free copy of these documents, request other information, such as the Funds’ financial statements, or make general inquiries about the Funds by calling the Funds (toll-free) at 1‑855‑369‑6209, by visiting the Funds’ website at www.rockefellerfunds.com or by writing to:
Rockefeller Climate Solutions Fund
Rockefeller US Small Cap Core Fund
c/o U.S. Bank Global Fund Services
P.O, Box 219252
Kansas City, MO 64121-9252
Shareholder reports and other information about the Funds are also available:
•free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811‑10401)

APPENDIX A (Applicable to Rockefeller Climate Solutions Fund only)
Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•Shares purchased in an investment advisory program.
•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•Breakpoints as described in this prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Statement of Additional Information
March 30, 2026

Rockefeller Climate Solutions Fund
Institutional Class Shares (Symbol: RKCIX)
Class A Shares (Symbol: RKCAX)
Rockefeller US Small Cap Core Fund
Class A Shares (Symbol: RKSAX)
Class I Shares (Symbol: RKSIX)
Class Y Shares (Symbol: RKSYX) (not currently offered)

This Statement of Additional Information (“SAI”) provides general information about the Rockefeller Climate Solutions Fund (the “Climate Solutions Fund”) and the Rockefeller US Small Cap Core Fund (the “US Small Cap Core Fund”) (each, a “Fund,” and together, the “Funds”), each a series of Trust for Professional Managers (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the current prospectus for the Funds dated March 30, 2026 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. The Funds’ audited financial statements for the fiscal year ended November 30, 2025 are incorporated herein by reference to the Funds’ 2025 Annual Report to Shareholders on Form N-CSR. To obtain a copy of the Prospectus and/or the Funds’ Annual Shareholder Report, free of charge, please write or call the Funds at the address or toll-free telephone number below, or visit the Funds’ website at www.rockefellerfunds.com.

Rockefeller Funds
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
1‑855‑369‑6209

The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Each Fund is one series of the Trust. The Funds are diversified series of the Trust and have their own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time.

Effective July 21, 2021, the Rockefeller Climate Solutions Fund, L.P. (formerly, the Rockefeller Ocean Fund, L.P.) (the “Predecessor Fund”) was reorganized into the Climate Solutions Fund by transferring all of the Predecessor Fund’s assets to the Fund in exchange solely for Institutional Class shares of the Fund. The Climate Solutions Fund’s investment adviser, portfolio managers, investment objective, strategies, policies, guidelines and restrictions are, in all material respects, the same as those of the Predecessor Fund.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Funds are represented by shares of beneficial interest each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (“1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

With respect to the Funds, the Trust may offer more than one class of shares. The Trust, on behalf of each Fund, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of each of the Funds’ share classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Climate Solutions Fund has registered two classes of shares: Institutional Class and Class A shares and the US Small Cap Core Fund has registered three classes of shares: Class A, Class I and Class Y shares. Class Y shares of the US Small Cap Core Fund are not currently offered.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne solely by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

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The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of such Fund. In the event of the dissolution or liquidation of a Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Rockefeller & Co. LLC (the “Adviser”) serves as the investment adviser for the Funds.

Investment Policies, Strategies and Associated Risks

Investment Objectives
The Climate Solutions Fund seeks long-term growth of capital principally through equity investments in public companies across the market capitalization spectrum offering climate change mitigation or adaptation products and services. The US Small Cap Core Fund seeks long-term capital appreciation principally through equity investments in U.S. small capitalization companies.

Each Fund’s investment objective and strategies may be changed without the approval of the Fund’s shareholders upon Board approval and 60 days’ prior written notice to shareholders. However, a Fund will not make any change in its investment policy of investing at least 80% of net assets in investments suggested by such Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

Diversification Status
Each Fund is diversified. Under the 1940 Act, to qualify as a diversified fund, a Fund, with respect to at least 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer. The remaining 25% of such Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Funds are diversified, the Funds are less subject to the risk that their performance may be hurt disproportionately by the poor performance of relatively few securities.

General Market Risks
Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the risks associated with an investment in a Fund may be increased. Continuing market problems may have adverse effects on the Funds.

Investment Strategies and Related Risks
There is no assurance that a Fund will achieve its investment objective. The following discussion supplements the description of the Funds’ investment objectives and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Funds’ investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While the Funds are permitted to hold
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securities and engage in various strategies as described hereafter, they are not obligated to do so, except as otherwise provided in the Prospectus.

Whenever an investment policy or investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing or illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and investment restrictions set forth herein or in the Prospectus. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders. Please note, however, that the guidance referenced in the first two sentences of this paragraph does not apply to the Funds’ investments in illiquid investments or the Funds’ borrowing of money.

Bonds, Debt and Fixed Income Obligations
The Funds may invest in bonds and other types of debt and fixed income obligations of U.S. and foreign issuers, including bonds, notes and debentures issued by corporations and U.S. and foreign government securities. These securities may pay fixed, variable, adjustable or floating rates of interest, and may include zero-coupon obligations that do not pay interest until maturity.

The Funds may invest in investment grade, non-investment grade and unrated bonds, debt and fixed income obligations. Investment grade debt securities have received a rating from Standard & Poor’s Ratings Service (“S&P”), or Moody’s Investors Service, Inc. (“Moody’s”) in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called “junk bonds”) are debt securities that have received a rating from S&P or Moody’s of below investment grade, or that have no rating and are determined by the Adviser to be of a quality below investment grade. There are no limitations on the maturity or duration of debt securities that may be purchased by the Funds.

Borrowing
The Funds may borrow to increase their portfolio holdings of securities. Each Fund will limit its borrowing to an amount not to exceed one-third of its total assets. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires each Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows each Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Funds may also be deemed to be borrowing when entering into certain derivative transactions such as certain options, futures, forwards or swap transactions. This type of borrowing is generally referred to as economic leverage.

The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund’s assets fluctuate in value, whereas
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the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Funds must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

Derivatives
Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Fund investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. These derivatives transactions are subject to many of the risks of, and can be highly sensitive to, changes in the value of the related currency or other reference asset. As such, a small investment could have a potentially large impact on a Fund’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the portfolio managers’ ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Fund to experience losses greater than if the Fund had not engaged in such transactions.

Equity Securities
Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stocks. Common stocks represent a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

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Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. A Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objective. The Funds may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its senior debt securities but less risk than its common stock.

Large Capitalization Companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of an issuer’s assets. This means that an issuer must pay dividends on preferred stocks before paying any dividends on its common stock. Some preferred stocks offer a fixed rate of return with no maturity date. Because those preferred stocks never mature, they trade like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process involving bids submitted by holders and prospective purchasers of such securities. Because preferred stocks represent equity ownership interests in an issuer, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders usually have no voting rights or their voting rights are limited to certain extraordinary transactions or events. Preferred stocks are subject to the risk that the dividend on the stock may be changed or discontinued by the issuer, and that participation in the growth of an issuer may be limited.

Rights and Warrants. The Funds may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock, and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from
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capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Small- and Medium-Sized Companies. To the extent a Fund invests in the equity securities of small- and medium-sized companies, it will be exposed to the risks of smaller sized companies. Small- and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Foreign Investments and Currencies
The Funds may make investments in securities of non-U.S. issuers (“foreign securities”), including U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the U.S.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Funds may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.
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Market Characteristics. Foreign securities in which a Fund invests will be purchased in over-the-counter (“OTC”) markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s investments in foreign securities may be less liquid and more volatile than its investments in U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States. Additionally, issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities.

Taxes. The interest and dividends payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. Some of the securities in which the Climate Solutions Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, the Adviser may consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Climate Solutions Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Illiquid Investments
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, each Fund may invest up to 15% of its net assets in “illiquid investments” that are assets. For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each portfolio investment must be classified at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the
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Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, a Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Funds may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

Other Investment Company and Exchange-Traded Fund Risk
The Climate Solutions Fund may from time to time rely on Section 12(d)(1)(F) of the 1940 Act with respect to its investments in other investment companies. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

The Climate Solutions Fund may also rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

When the Climate Solutions Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the potential duplication of management fees. The risk of owning another investment company generally reflects the risks of owning the underlying investments the other investment company holds. The Fund also will incur brokerage costs when it purchases and sells investment company shares. ETFs may trade at a discount or premium to NAV. There can be no assurance that an active trading market for an ETF’s shares will exist. There are greater risks involved in investing in securities with limited market liquidity.

Master Limited Partnerships
The Climate Solutions Fund may invest in publicly traded master limited partnerships (“MLPs”) that are registered under the Securities Exchange Act of 1934, as amended, and listed on a major United States stock exchange, if the issuer meets the Fund’s investment criteria. MLPs are businesses organized as limited partnerships or limited liability companies which trade their proportionate shares of the partnership (units) on a public exchange. MLPs are required to distribute most or all of their cash flow. An investment in an MLP may generate passive income or losses, along with dividend and investment income. The MLPs the Fund may purchase are comprised of a general partner (or manager) (the “GP”) and multiple limited partners (or members) (the “LP Holders”). The GP is responsible for the operations and the maintenance of the partnership’s businesses, while the LP Holders assume economic risk up to
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their level of investment. Typically, the GP has a 1% to 2% investment in the MLP, but can extract a higher percentage of the partnership’s profits as the MLP’s distributions increase. This serves as an incentive to the GP to grow the partnership’s distributions.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

In general, the net amount of qualified publicly traded partnership (“PTP”) income, as defined under Section 199A of the Internal Revenue Code of 1986, as amended (the “Code”), that an investor receives directly from a PTP is automatically eligible for the 20% qualified business income deduction. Treasury Regulations issued in 2020 do not extend such conduit treatment to qualified publicly traded partnership income earned by a regulated investment company (“RIC”) under Section 851 of the Code. Therefore, non-corporate shareholders may not include any qualified PTP income earned through the Fund in their qualified business income deduction. The IRS and Treasury Department are continuing to evaluate whether it is appropriate to provide such conduit treatment.

Restricted Securities
The Funds may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Funds, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value. Certain of the Funds’ investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of publicly traded issues.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. The Funds may incur more costs in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, the Funds may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

Restricted securities cannot be resold to the public unless they have been registered under the Securities Act or are sold pursuant to an exemption, such as Rule 144A. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid investments described above in the “Illiquid Investments” section, provided that a determination is made that such securities have a readily available trading market. The Funds may also purchase certain commercial paper issued in reliance on
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the exemption from registration in Section 4(2) of the Securities Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Funds’ holdings of illiquid investments will be reviewed to determine what, if any, action is required to assure that the Funds do not exceed their applicable percentage limitation for investments in illiquid investments.

Variable-, Adjustable- And Floating-Rate Securities
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Adjustments of interest rates of mortgages underlying adjustable rate mortgage-related securities (“ARMs”) usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable-, adjustable-, or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

Variable-, adjustable- and floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice; in other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Funds to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where the obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

In addition, each variable-, adjustable- and floating-rate obligation must meet the credit quality requirements applicable to all of a Fund’s investments at the time of purchase. When determining whether such an obligation meets a Fund’s credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

REITs
Equity real estate investment trusts (“REITs”) invest primarily in real property and earn rental income from leasing those properties. They also may realize gains or losses from the sale of properties. Equity
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REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages.

A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes at least 90% of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments.

The Funds’ investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Under certain circumstances, a REIT may fail to qualify for pass-through treatment for tax purposes, which would subject the REIT to entity-level federal income taxes and adversely affect a Fund’s return on its investment in the REIT.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares. The final Treasury Regulations do not extend such conduit treatment to qualified publicly traded partnership income, as defined under Section 199A of the Code, earned by a regulated investment company. Therefore, noncorporate shareholders may not include qualified publicly traded partnership income earned through a Fund, potentially including a Fund’s passive income from MLPs, in their qualified business income deduction. The IRS and the Treasury Department may be continuing to evaluate whether it is appropriate to provide such conduit treatment.

Temporary Strategies; Cash or Similar Investments
For temporary defensive purposes, up to 100% of a Fund’s total assets may be invested in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in a Fund not achieving its investment objective. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory fees and operational expenses.

For longer periods of time, a Fund may hold a substantial cash position. If the market advances during periods when a Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period.

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The Funds may invest in any of the following securities and instruments:

Money Market Mutual Funds. Each Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Funds’ investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

Your cost of investing in a Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments and Currencies” above and “Foreign Securities Risk” and “Currency Risk” in the Fund’s Prospectus. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and
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subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in the Prospectus, each Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A‑2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or Prime-1 or higher by Moody’s.

Investment Restrictions

Fundamental Investment Restrictions

The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the applicable Fund, as defined under the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of a Fund.

Unless otherwise indicated below, each Fund may not:

1.    issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

2.    borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

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3.    underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

4.    purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

5.    make loans of money (except for the lending of a Fund’s portfolio securities and purchases of debt securities consistent with the investment policies of a Fund); and

6.    purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities.

With respect to the US Small Cap Core Fund only:

7.    the US Small Cap Core Fund may not invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or group of industries (other than U.S. Government securities).

With respect to Fundamental Investment Restriction No. 2, the 1940 Act permits the Funds to borrow money in amounts of up to one-third of a Fund’s total assets (including the amount borrowed) from banks for any purpose, and to borrow up to 5% of a Fund’s total assets from banks or other lenders for temporary purposes.

The Climate Solutions Fund will invest at least 25% of its net assets in the climate change mitigation and adaptation industry.

Non-Fundamental Investment Restrictions
The following non-fundamental investment restrictions are applicable to the Funds. These restrictions can be changed by the Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of the applicable Fund.

1.    The Climate Solutions Fund may not make any change to its investment policy of investing at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of public companies offering climate change mitigation or adaptation products and services (as detailed in the Prospectus) without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

2.    The US Small Cap Core Fund may not make any change to its investment policy of investing at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of U.S. small capitalization companies (as defined in the Prospectus) without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

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Management of the Funds
Board of Trustees
The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of six individual Trustees (each, a “Trustee,” and collectively, the “Trustees”). The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	31	Professor Emeritus, Department of Accounting (June 2019-present), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	31	Retired; Former Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	31	Executive Director, Milwaukee Succeeds (education advocacy organization) (2023-present); System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-2022).	Independent Director, BMO Funds, Inc. (an open-end investment company) (2017-2022).
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee Chairperson	Indefinite Term; Since April 6, 2022 Three Year Term; Since April 18, 2025	31	Retired; President and Chief Operating Officer, Olstein Capital Management, L.P. (asset management firm) (2000-2020).	N/A
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020).	Director, Peoples Financial Services Corp. (a publicly-traded bank holding company) (2022-present); Director, Century Communities, Inc. (a publicly-traded homebuilding company) (2023-present); Trustee, JNL Series Trust (an open-end investment company complex with 131 series) (2026-present).

Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	President and Chief Executive Officer, Greater Milwaukee Foundation (2024-present); Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-2024).	N/A
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Officers
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	President and Principal Executive Officer	Indefinite Term; Since April 18, 2025	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Since April 18, 2025	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer, Keeley-Teton Advisors, LLC and Teton Advisors, Inc (2017-2021).	N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2019-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
Julie A. Keller 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Assistant Treasurer	Indefinite Term; Since February 28, 2025	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Marissa J. Pawlinski 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1996	Assistant Secretary	Indefinite Term; Since January 18, 2024	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022)	N/A

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor (defined below), Custodian (defined below), and the Funds’ administrator and transfer agent, each of which are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Distributor, Custodian, and the Funds’ administrator and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board meetings, which are generally held five times per year, and at such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is composed of six Independent Trustees – Dr. Michael D. Akers, Gary A. Drska, Vincent P. Lyles, Erik K. Olstein, Lisa Zúñiga Ramírez and Gregory M. Wesley. The Trust does not have a Trustee that is an “interested person” (as defined by the 1940 Act) of the Trust (the “Interested Trustee”). Accordingly, all of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or service provider to the Trust or any underlying fund. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee is composed entirely
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of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust’s Chairperson, Erik K. Olstein, is an Independent Trustee.

In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the unaffiliated nature of each investment adviser and the funds managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows these Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, business continuity risk, etc.), the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustees designated as the Audit Committee’s “audit committee financial experts” meet with the Treasurer and the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his or her continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

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In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA. Dr. Akers has served as an Independent Trustee of the Trust since 2001. Dr. Akers previously served as an independent trustee of USA Mutuals, an open-end investment company, from 2001 to June 2021. Dr. Akers has been a Professor Emeritus, Department of Accounting at Marquette University since June 2019, was Professor, Department of Accounting at Marquette University from 2004 to May 2019, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor, Department of Accounting at Marquette University from 1996 to 2004. Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant. Through his experience as an investment company trustee and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska. Mr. Drska has served as an Independent Trustee of the Trust since 2001. Mr. Drska previously served as an independent trustee of USA Mutuals from 2001 to June 2021. Mr. Drska previously served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, from 1986 to September 2021. Through his experience as an investment company trustee, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Vincent P. Lyles. Mr. Lyles has served as an Independent Trustee of the Trust since 2022. Mr. Lyles has served as a Board member of Columbia Savings & Loan Association, a financial services company, since January 2026. He has served as Executive Director of Milwaukee Succeeds since January 2023 and as a Board member and Vice Chair of Malaika Early Learning Center since 2023. Mr. Lyles has served on the Board of Directors of MyPath, a private organization providing support services for high-need individuals, since 2023. He previously served as System Vice President of Community Relations at Advocate Aurora Health Care from 2019 to 2022. He served as an Independent Director of BMO Funds, Inc., an open-end investment company, from 2017 to 2022. Mr. Lyles previously served as a board member and finance committee member of Badger Mutual Insurance Company from April 2016 to December 2024. Mr. Lyles is a Trustee and member of the Academic Excellence Committee on the Board of Trustees at Marquette University. Mr. Lyles previously served as President and Chief Executive Officer of the Boys & Girls Club of Greater Milwaukee from 2012 to 2018, President of M&I Community Development Corporation from 2006 to 2011, and as a Director of Public Finance of Robert W. Baird & Co. from 1995 to 2006. He received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1987. Through his experience as an investment company trustee and his employment experience, Mr. Lyles is experienced with legal, financial, accounting, regulatory and investment matters.

Erik K. Olstein. Mr. Olstein has served as an Independent Trustee of the Trust since 2022 and Chairperson since 2025. Mr. Olstein served as President and Chief Operating Officer from 2000 to 2020 and Vice President of Sales and Chief Operating Officer from 1995 to 2000 at Olstein Capital Management, L.P., an asset management firm he co-founded. During his time at Olstein Capital Management, L.P., Mr. Olstein was responsible for fiduciary oversight and management of The Olstein Funds, an open-end investment company, where he served as Trustee, Secretary and Assistant Treasurer
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from 1995 to 2018. Mr. Olstein currently serves on the Board of Governors of the United Service Organizations (USO) and as President and Trustee of the Board of Trustees of the Trinity-Pawling School and has previously held Board positions with the American Friends of the National Museum of the Royal Navy, National Maritime Historical Society and U.S. Naval Service Personal Education Assistance Fund. Through his experience as an investment company trustee and his employment experience, Mr. Olstein is experienced with financial, accounting, regulatory and investment matters.

Lisa Zúñiga Ramírez, CFA®, FSA. Ms. Ramírez has served as an Independent Trustee of the Trust since 2022. Ms. Ramírez serves on the Board of Directors of Century Communities, Inc., a publicly-traded homebuilding company, where she joined the Board in 2023 and currently serves as Audit Committee Chair. Ms. Ramírez also serves on the Board of Directors of Peoples Financial Services Corp., a publicly-traded bank holding company, where she has served since 2022, and is a member of the Audit and Assets Liability Committees. In addition, Ms. Ramírez serves as a Director and Audit Committee member of Delta Dental of Colorado. Ms. Ramírez also serves as a Director and Audit Committee member of JNL Series Trust, an open-end investment company complex, having joined the Board in January 2026. Ms. Ramírez has over 30 years of experience in institutional investment management. She served as Senior Portfolio Manager at Segall Bryant & Hamill, LLC, an asset management firm, from 2018 to 2020. At Denver Investments, LLC, she served as Partner and Senior Portfolio Manager from 2009 to 2018, Partner and Senior Equity Analyst from 2002 to 2009, and Equity Analyst from 1997 to 2002. Ms. Ramírez is a CFA® charterholder (CFA® is a registered trademark owned by the CFA Institute) and holds the Fundamentals of Sustainability Accounting (FSA) credential from the Sustainability Accounting Standards Board. Through her professional and board experience, Ms. Ramírez has expertise in financial, accounting, regulatory and investment matters.

Gregory M. Wesley. Mr. Wesley has served as an Independent Trustee of the Trust since 2022. Mr. Wesley has served as President and Chief Executive Officer of the Greater Milwaukee Foundation since 2024. Prior to his current role at the Greater Milwaukee Foundation, he was Senior Vice President of Strategic Alliances and Business Development at the Medical College of Wisconsin from 2016 to 2024. Prior to his role at the Medical College of Wisconsin, he was a Partner at MWH Law Group LLP, a law firm during 2016, and a Partner at Gonzalez, Saggio & Harlan LLP, a law firm from 2002 to 2016. Mr. Wesley serves on the Board of Directors of the Metropolitan Milwaukee Association of Commerce, MHS Health Wisconsin, Versiti, Inc., and the Greater Milwaukee Committee. He also serves on the Board of Trustees of the Johnson Foundation at Wingspread. He previously sat on the Board of Trustees of the Medical College of Wisconsin from 2009 to 2016, the Board of Directors of Park Bank Milwaukee from 2015 to 2020, and the Board of Trustees of the Greater Milwaukee Foundation from 2016 to 2024. Mr. Wesley received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1997. Through his sustained employment and board experience, Mr. Wesley is experienced with legal, financial, accounting, regulatory and investment matters.

Trustee Ownership of Fund Shares
As of December 31, 2025, the following Trustees beneficially owned shares of certain series of the Trust as follows. No other Trustee or officer of the Trust beneficially owned shares of the Funds or any other series of the Trust.

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Trustee	Dollar Range of Shares Owned in the Climate Solutions Fund	Dollar Range of Shares Owned in the US Small Cap Core Fund	Aggregate Dollar Range of Shares Owned of Series in the Trust
Lisa Zúñiga Ramírez	None	None	Over $100,000
Gregory M. Wesley	None	None	$10,001–$50,000

Furthermore, as of December 31, 2025, neither the Independent Trustees nor members of their immediate families, owned securities beneficially or of record in the Adviser, the Distributor, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates; (ii) any transaction or relationship in which such entity, the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates was a party; or (iii) any other relationship related to payments for property or services to the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent auditor concerning the scope of the audit and the auditor’s independence. Ms. Ramírez, the designated Audit Committee chair, and Dr. Akers serve as the Audit Committee’s “audit committee financial experts,” as stated in the annual reports relating to the series of the Trust. During the Funds’ past fiscal year, the Audit Committee met four times with respect to the Funds.

Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating Committee Charter. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees. During the Funds’ past fiscal year, the Nominating Committee met once.

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Trustee Compensation
Effective January 1, 2026, the Independent Trustees receive from the Trust an annual retainer of $120,000(1), $7,500(1) for each regular Board meeting attended and $1,000 for each special Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Members of the Audit Committee receive $2,000 for each meeting of the Audit Committee attended. The chair of the Audit Committee receives an annual retainer of $10,000(1). Effective April 18, 2025, the Board chair of the Trust receives an annual retainer of $10,000. For the fiscal year ended November 30, 2025, the Trustees received the following compensation from the Funds:

Name of Person/Position	Aggregate Compensation(2) From the Climate Solutions Fund	Aggregate Compensation(2) From the US Small Cap Core Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Trust(3) Paid to Trustees
Dr. Michael D. Akers, Independent Trustee(4)(5)	$5,808	$5,808	None	None	$169,500
Gary A. Drska, Independent Trustee(4)	$5,486	$5,486	None	None	$159,500
Vincent P. Lyles Independent Trustee(4)	$5,486	$5,486	None	None	$159,500
Erik K. Olstein Independent Trustee and Chairperson(4)(7)	$5,647	$5,647	None	None	$164,500
Lisa Zúñiga Ramírez Independent Trustee(4)(6)	$5,486	$5,486	None	None	$159,500
Gregory M. Wesley Independent Trustee(4)	$5,486	$5,486	None	None	$159,500
John P. Buckel Interested Trustee(8)	None	None	None	None	None
(1)    Prior to January 1, 2026, the Independent Trustees received an annual retainer of $115,000 and $6,500 for each regular Board meeting attended. Prior to January 1, 2025, the Independent Trustees received an annual retainer of $100,000, $4,500 for each regular Board meeting attended, and the chair of the Audit Committee received an annual retainer of $5,000.
(2)    Trustees’ fees and expenses are allocated between the Funds and any other series comprising the Trust.
(3)    There are currently twenty-nine other series comprising the Trust.
(4)    Audit Committee member.
(5)    Dr. Akers served as Audit Committee chair of the Trust until December 31, 2025.
(6)     Appointed as Audit Committee chair of the Trust effective January 1, 2026.
(7)    Appointed as Board chair of the Trust effective April 18, 2025.
(8)    Mr. Buckel served as an Interested Trustee and Chairman of the Trust until April 17, 2025.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. As of March 2, 2026, to the best of the Trust’s knowledge, all Trustees and officers as a group owned beneficially (as defined in Section 13(d) under the Securities Exchange Act of 1934, as amended) less than 1% of each share class of each Fund.

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As of March 2, 2026, the following shareholders were principal shareholders or control persons of the Funds:

Climate Solutions Fund - Institutional Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Pleiades Trust Robert L. Leberman Trustee U/A 01/01/2009 1325 Airmotive Way, Suite 340 Reno, NV 89502-3299	46.53%	Record	N/A	N/A
National Financial Services LLC For the Benefit of Customer Accounts 499 Washington Boulevard Jersey City, NJ 07310-1995	38.36%	Record	Fidelity Global Brokerage Group, Inc.	DE
JP Morgan Securities LLC 575 Washington Blvd, Floor 12 Jersey City, NJ 07310-1616	11.91%	Record	N/A	N/A

Climate Solutions Fund- Class A Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC 200 Liberty Street New York, NY 10281-1015	100.00%	Record	Fidelity Global Brokerage Group, Inc.	DE

US Small Cap Core Fund - Class A Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	100.00%	Record	Fidelity Global Brokerage Group, Inc.	DE

US Small Cap Core Fund - Class I Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC For the Benefit of Customer Accounts 499 Washington Boulevard Jersey City, NJ 07310-1995	99.73%	Record	Fidelity Global Brokerage Group, Inc.	DE

Investment Adviser
Investment advisory services are provided to the Funds by the Adviser, Rockefeller & Co. LLC, pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust on
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behalf of the Funds. The Adviser is an indirect wholly-owned subsidiary of Rockefeller Capital Management L.P. (“RCM”), a holding company controlled by Viking Global Investors LP (“Viking”). Viking, a registered investment adviser with its principal office at 55 Railroad Avenue, Greenwich, Connecticut, 06830, is considered a control person of the Adviser due to its indirect beneficial ownership of more than 25% of the outstanding voting securities of Rockefeller Capital Management General Partner L.L.C., the general partner of RCM. Rockefeller Capital Management is the marketing name for RCM and its affiliates, including the Adviser.

The Advisory Agreement continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of a Fund’s outstanding voting securities; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on the Advisory Agreement (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom). The Advisory Agreement is terminable without penalty by the Trust, on behalf of a Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of a Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment” (as defined under the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund a management fee computed daily and paid monthly, based on a rate equal to 0.85% of each Fund’s average daily net assets, as specified in the Prospectus. The Adviser may voluntarily agree to waive a portion of the management fees payable to it on a month‑to‑month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive management fees and/or reimburse Fund expenses.

The tables below set forth, for the fiscal period/years ended November 30, the advisory fees accrued by the Funds under the Advisory Agreement, the amount of the advisory fees and Fund operating expenses waived or recouped by the Adviser, and the total advisory fees paid by the Funds to the Adviser under the Advisory Agreement:

Climate Solutions Fund

Fiscal Year Ended	Advisory Fee	Recoupment/ (Waiver)	Advisory Fee after Recoupment/Waiver
November 30, 2025	$769,683	$(300,061)	$469,622
November 30, 2024	$787,773	$(322,534)	$465,239
November 30, 2023	$714,998	$(260,048)	$454,950
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US Small Cap Core Fund

Fiscal Period/Year Ended	Advisory Fee	Recoupment/ (Waiver)	Advisory Fee after Recoupment/Waiver
November 30, 2025	$875,401	$(143,163)	$732,238
November 30, 2024	$730,027	$(251,810)	$478,217
November 30, 2023*	$162,223	$(115,968)	$46,255
*The Fund commenced operations on July 31, 2023.

Fund Expenses. Each Fund is responsible for its own operating expenses. However, pursuant to an operating expense limitation agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser has agreed to waive management fees payable to it by the Funds and/or to reimburse each Fund’s operating expenses to the extent necessary to limit a Fund’s aggregate annual operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 fees, shareholder servicing plan fees, taxes, leverage expenses (i.e., any expense incurred in connection with borrowings made by a Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) to the limit set forth in the “Fees and Expenses of the Fund” tables in the Prospectus. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursements will not cause a Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.

Portfolio Managers
As disclosed in the Prospectus, Jose Garza serves as the portfolio manager of the Climate Solutions Fund and Jason Kotik and Tim Skiendzielewski serve as the portfolio managers of the US Small Cap Core Fund (each, a “Portfolio Manager,” and collectively, the “Portfolio Managers”) and are responsible for the day-to-day management of their respective Funds.

Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of a Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Asset amounts have been rounded and are approximate as of November 30, 2025.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Jose Garza
Other Registered Investment Companies	0	$0	0	$0
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Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Pooled Investment Vehicles	1	$37M	0	$0
Other Accounts	7	$444.9M	0	$0

Jason Kotik
Other Registered Investment Companies	1	$724.2M	0	$0
Other Pooled Investment Vehicles	2	$249M	0	$0
Other Accounts	16	$431.8M	0	$0

Tim Skiendzielewski
Other Registered Investment Companies	1	$724.2M	0	$0
Other Pooled Investment Vehicles	2	$249M	0	$0
Other Accounts	15	$431.8M	0	$0

Portfolio Managers’ Compensation
As of the date of this SAI, the Portfolio Managers’ compensation consists of a combination of competitive base salary, a discretionary annual bonus, and in the case of Managing Directors, participation in an incentive plan, which is designed to attract, retain, motivate and reward individuals who are expected to make important contributions to the Adviser and its affiliates by providing such individuals with restricted incentives that are intended to align the interests of such individuals with those of the company’s stockholders. The determination of bonus compensation is based on individual, team and the performance of client portfolios, as well as the performance of the overall company. The bonus is discretionary rather than formulaic, although metrics (e.g., individual alpha creation) are a factor in the decision-making process.

Material Conflicts of Interest
Potential conflicts of interest may arise in connection with the Portfolio Managers’ management of a Fund’s investments and the management of the investments of “other accounts.” The other accounts may have the same or similar investment objectives and strategies as a Fund but may be subject to different management fee structures than the Fund. Therefore, a potential conflict of interest may arise as a result of the similarities in investment objectives and strategies, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of a Fund. The Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

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Ownership of Securities in the Funds by the Portfolio Managers
As of November 30, 2025, the Portfolio Managers beneficially owned securities in the Funds as shown below:

Dollar Range of Equity Securities in the Funds
Name of Portfolio Manager	Climate Solutions Fund	US Small Cap Core Fund
Jose Garza	$10,001 - $50,000	None
Jason Kotik	None	over $1,000,000
Tim Skiendzielewski	None	None
Service Providers
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration and servicing agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, Fund Services acts as the Funds’ administrator. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from each Fund a combined fee for fund administration and fund accounting services based on each Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as administrator, Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

For the fiscal period/years indicated below, the Funds paid the following in fund administration and fund accounting fees to Fund Services:

Administration and Accounting Fees Paid During Fiscal Period/Years Ended November 30:
	2025	2024	2023
Climate Solutions Fund	$120,944	$111,977	$126,794
US Small Cap Core Fund	$126,890	$105,487	$30,968*
* The Fund commenced operations on July 31, 2023.

Custodian
U.S. Bank National Association, an affiliate of Fund Services (the “Custodian”), is the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Funds, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The
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Custodian has custody of all assets and securities of the Funds, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of funds in which the Funds may invest.

Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Funds and the Independent Trustees.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ annual financial statements and reviewing certain regulatory reports. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.
Distribution and Servicing of Fund Shares
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with the Distributor, Quasar Distributors, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administration services and promotes and arranges for the sale of the Funds’ shares. The offering of the Funds’ shares is continuous, and the Distributor distributes the Funds’ shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement will continue for two years from its effective date and the continuance of the Distribution Agreement must be specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Funds or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act). The Distribution Agreement is terminable without penalty by the Distributor upon 60 days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

During the last three fiscal years, the Distributor did not receive any net underwriting commissions on the sale of the Funds’ shares.

Distribution (Rule 12b-1) Plan
As noted in the Prospectus, each Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b‑1 under the 1940 Act (the “Distribution Plan”) on behalf of the Class A shares of the Funds.

Under the Distribution Plan, the Funds are authorized to pay the Distributor a fee for the sale and distribution of Class A shares of the Funds, and the services it provides to Class A shareholders of the Funds (the “Distribution Fee”). The maximum amount of the Distribution Fee authorized is an annual
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rate of 0.25% of the each Fund’s average daily net assets attributable to Class A shares. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services. Institutional Class, Class I and Class Y shares of the Funds, as applicable, are not subject to the Distribution Plan and do not pay the Distribution Fees.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred on behalf of Class A shares of the Funds. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Class A shares of the Funds during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Class A shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Funds, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the trustees who are not “interested persons” of the Funds, select and nominate all other trustees who are not “interested persons” of the Funds. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of a Fund’s Class A shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued. The Distribution Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Distribution Plan is reasonably likely to benefit shareholders. The Board of Trustees has determined that it believes that the Distribution Plan is reasonably likely to provide an incentive for brokers, dealers and other financial intermediaries to engage in sales and marketing efforts on behalf of the Funds and to provide enhanced services to holders of Class A shares. With the exception of the Adviser, no “interested person” of a Fund, as defined in the 1940 Act, and no Qualified Trustee of a Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides for the ability to use Class A assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Class A shares (distribution services). The payments made by the Funds to these financial intermediaries are based
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primarily on the dollar amount of assets invested in the Class A shares of the Funds through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Funds to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, the Funds may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Funds for their employees. In addition, the Funds may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Funds are discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Funds’ Class A shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Funds. In addition, the Funds may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Funds’ Class A shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

The tables below show the amount of Rule 12b-1 distribution fees incurred and the allocation of such fees by the Funds for the fiscal year ended November 30, 2025.

Actual Rule 12b-1 Expenditures Incurred by the Class A Shares of the Climate Solutions Fund During the Fiscal Year Ended November 30, 2025
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$0
Payment to dealers	$517
Compensation to sales personnel	$0
Other	$0
Total	$517

Actual Rule 12b-1 Expenditures Incurred by the Class A Shares of the US Small Cap Core Fund During the Fiscal Year Ended November 30, 2025
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$0
Payment to dealers	$448
Compensation to sales personnel	$0
Other	$0
Total	$448

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Shareholder Servicing Plan

The US Small Cap Core Fund has adopted a Shareholder Servicing Plan on behalf of the Class Y shares of the Fund to pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.15% of the Fund’s average daily net assets attributable to Class Y shares. The US Small Cap Core Fund is responsible for paying a portion of shareholder servicing fees to each of the shareholder servicing agents who have written shareholder servicing agreements with the Fund, and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of shareholders. Class Y shares are not currently offered.
Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price or execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds will be effected through broker-dealers (including banks) that specialize in the types of securities that the Funds will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors, will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of a Fund and/or client accounts.

While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds.
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Investment decisions for the Funds are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts. In such event, the position of the Funds and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practicable, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

When buying or selling securities, the Adviser may execute trades for the Funds with broker-dealers that are affiliated with the Trust, the Adviser or their affiliates, and the Funds may pay commissions to such broker-dealers in accordance with procedures adopted by the Board. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which are reported to and reviewed by the Board at least quarterly.

The Funds are required to identify any securities of their “regular brokers or dealers” that the Funds have acquired during their most recent fiscal year. The Funds did not hold any securities of their “regular brokers or dealers” as of November 30, 2025.

The Funds are also required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds. The following table shows the amount of any such transactions and related commissions paid for research services for the fiscal year ended November 30, 2025:

Fund	Commissions	Transactions
Climate Solutions Fund	$10,145	$18,109,669
US Small Cap Core Fund	$14,960	$39,468,620

The following table shows the amounts paid by the Funds in brokerage commissions for the fiscal period/years indicated below:

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Brokerage Commissions Paid During Fiscal Period/Years Ended November 30:
	2025	2024	2023
Climate Solutions Fund	$16,930	$29,382	$30,256
US Small Cap Core Fund	$64,476	$48,315	$22,867*
* The Fund commenced operations on July 31, 2023.

Portfolio Turnover
Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains, taxable to shareholders at ordinary income rates. To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.

For the fiscal period/years indicated below, the portfolio turnover rates for the Fund were as follows:

Portfolio Turnover During Fiscal Years Ended November 30:
	2025	2024
Climate Solutions Fund	25%	35%
US Small Cap Core Fund	73%	52%

Code of Ethics
The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Trust and the Adviser to invest in securities that may be purchased or held by the Funds. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3) of the 1940 Act from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

Proxy Voting Procedures
The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) on behalf of the Trust which has delegated to the Adviser, subject to the Board of Trustees’ continuing oversight, the responsibility for voting proxies. Notwithstanding this delegation of responsibilities, however, the Funds retain the right to vote proxies relating to their portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interests of the Funds and their shareholders, taking into account the value of each Fund’s investments.

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Overview
The Adviser considers proxy voting a fiduciary duty to protect and enhance the long-term interests of Fund shareholders. The Adviser seeks to ensure that proxies are regarded as assets of portfolios subject to the same fiduciary standards as the assets of its other advisory clients. In essence, this means that the Adviser endeavors to vote in an informed and timely fashion on behalf of their “owners,” its clients.

Corporate governance, which includes proxy voting, is an integral part of the Adviser’s effort to manage and enhance the long-term value of a Fund’s assets. The Adviser seeks to make a positive contribution to good corporate governance and consider internationally recognized corporate governance best practices in its voting decisions. The Adviser takes an active interest in the companies it invests in, and one of the ways it seeks to achieve this is through proxy voting. The Adviser considers proxy voting to be a key element of its stewardship responsibility.

The proxy statement is a vital document from companies because it is the only formal basis for a dialogue between the board and shareholders. The Adviser recognizes that the interests of shareholders are not always identical to those of management but that an effective proxy system serves as a signal to a board and management that they have engaged shareholders who expect accountability. The Adviser believes that constructive engagement with portfolio companies leads to greater transparency and is an important element of its stewardship responsibility.

General
The Adviser has implemented these policies and procedures to ensure that proxies are voted in the best interest of Fund shareholders in fulfillment of the Adviser’s fiduciary duties and in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Adviser has engaged Institutional Shareholder Services Inc. (“ISS”), an organization unaffiliated with the Adviser, to assist with proxy voting. In addition to the execution of proxy votes in accordance with the Adviser’s guidelines and record-keeping services, ISS also provides the Adviser with corporate governance information, due diligence related to making informed proxy voting decisions and vote recommendations. Research and shareholder engagement underpins the Adviser’s decision-making process with respect to proxy voting. The Adviser retains final authority and responsibility for proxy voting. In the event that the Adviser is not able to submit a vote decision in time, the Adviser’s proxy voting policy is automatically applied.

The Funds may, at any time, retain the right to vote proxies or take action relating to securities held in a Fund’s account, provided the Fund advises the Adviser of such decision in advance of any proxy vote(s). If a Fund retains proxy voting authority, the Adviser will instruct the appropriate custodian banks to forward proxy material directly to the client and the Adviser shall have no further responsibility. In certain cases, however, the Adviser may provide administrative services to a Fund if it has retained proxy voting authority but desires that the Adviser assist with the technical aspects of processing related paperwork and executing a Fund’s voting decision.

Upon reasonable notice, the Adviser will also adhere to any specific Fund directions and/or guidelines with respect to proxy voting, even if such directions or guidelines conflict with the Adviser’s proxy voting guidelines.

Upon request, the Adviser will promptly provide shareholders with a copy of these policies and procedures, as well as information on how the Adviser voted proxies of securities held by a Fund.

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Proxy Voting Committee and Personnel
Senior representatives from a variety of functional areas across RCM serve as members of the Proxy Voting & Shareholder Engagement Committee (the “Committee”). The Committee is charged with the responsibility of administering these policies, practices and procedures.

The Committee has designated a Voting Delegate and one or more Proxy Administrators who are responsible for the day-to-day administration of these policies and procedures, and who report periodically to the Committee on these matters.

Proxy Voting Guidelines
The Adviser has developed voting principles and guidelines that govern voting proxies in a prudent and diligent manner. The Adviser believes that certain non-financial issues can have a material1 economic impact on the value of a company, and considers research on these factors when the Adviser believes it impacts shareholder value. The Adviser also believes that good citizenship is good business and that encouraging companies to improve their responsiveness to key stakeholders can lead to improved financial performance.

The Adviser does not automatically vote for or against any class of resolutions but rather follows a list of preferences. The Adviser recognizes that there are often circumstances that even well thought out guidelines fail to contemplate. While the Adviser generally follows these guidelines, the Adviser maintains the flexibility to vote each proposal based on specific circumstances after due research and discussion with the company has led analysts and/or portfolio managers to conclude that a change in voting is warranted and in the best interest of the shareholders.

The Adviser believes that companies should understand issues that may create opportunities or help mitigate risks, including with respect to material cyber, environmental, artificial intelligence, political, social, and supply chain management factors, to name a few. The Adviser’s voting guidelines seek to encourage progress and leadership from companies when relevant.

The Proxy Voting Guidelines are based on five underlying principles, which the Adviser considers to be critical to long-term financial performance:

•The primacy of shareholders and the recognition of the standing of other stakeholders;
•A commitment to promoting a culture of transparency and accountability throughout the company for sound corporate decision-making
•The independence of the Board of Directors and its duty to represent the shareholder, including minority shareholders
•The responsibility of board committees to effectively oversee audit,compensation, and governance functions
•The protection of the proxy ballot as a formal communication mechanism between shareholders, management and the board, especially as it pertains to shareholder proposals

The guidelines address a broad range of issues reflecting our general views and are meant to be used in evaluating individual proxy proposals and to serve as a framework for exercising voting rights. They are not intended to provide a guide as to how the Adviser will vote in every instance. Rather, these guidelines share the Adviser’s view about corporate governance issues generally and provide insight into
1 As per legal definition, information is “material” if a reasonable investor would consider it important in deciding to buy, hold, or sell a security.
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how the Adviser typically approaches issues that commonly arise on corporate ballots. These guidelines are applied with policy discretion, taking into consideration the issues and facts specific to the company and the individual ballot item. They are not meant as a comprehensive guide for assessing a corporation or an industry.

Proxy Voting Limitations
The Adviser will not vote proxies in countries that engage in “share blocking”, the practice of prohibiting investors who have exercised voting rights from disposing of their shares for a defined period of time. The Adviser will also not vote in cases where a proxy is received after the requisite voting date or with respect to specific proposals that are incoherent or that would entail extensive and uneconomic investigation or research.

Securities Lending
The Funds may in certain instances contract with their custodial agent and notify the Adviser that they have entered into securities lending arrangements. In such arrangements, the proxy voting rights generally pass with the securities on loan, but the lender retains the right to terminate the loan and recall the loaned shares provided the custodial agent is given sufficient prior notice. The Adviser’s policy is generally not to vote proxies of securities on loan unless it is determined there is a significant voting event (e.g.,merger, acquisition, etc.) that will materially affect the value of the loaned securities. In such events, the Adviser may seek to recall the loaned securities in order to cast a vote at an upcoming shareholder meeting. The Funds should be aware that recall efforts may not be completed in time to vote loaned shares.

Conflicts of Interest
The Adviser actively seeks to identify, mitigate, and monitor potential conflicts of interest that may emerge in relationship with its proxy voting activities, and has adopted policies and procedures to address potential conflicts which may arise in connection with providing investment advisory services to a Fund.

Conflicts of interest may arise from the varying types of financial services and products offered by the Adviser and its affiliates and the types of clients that it serves. For example, Rockefeller Financial LLC and other Adviser affiliates may provide strategic advisory services to both public and private companies and other types of clients including with respect to acquisitions, divestitures and capital raising activities. The Adviser and its affiliates may also provide investment advisory and other services to directors, officers and other persons who have material relationships with public and private companies or who own shares of public and private companies. The Adviser or its affiliates may also have relationships with pension plans and other investors who sponsor proposals or participate in engagement activities. In addition, certain directors, officers and employees of the Adviser and its affiliates may also serve as directors and/or officers of public and private companies or have a material relationship with or own shares in such companies.

The Adviser’s policy is that proxy voting activities must seek to further the long-term interests of its clients, including the Funds and their shareholders, and not the interests of the Adviser, its affiliates or their respective directors, officers, and employees. The Adviser’s Voting Delegate, in consultation with the Adviser’s portfolio management team, is responsible for conducting proxy voting activity in accordance with this Policy. The Voting Delegate and the Adviser’s portfolio management team members are required to disclose to the Proxy Voting and Shareholder Engagement Committee any potential material conflicts of interest that may arise in connection with performing engagement activities on behalf of the Funds and the Adviser’s other clients. Material conflict issues which are identified will be referred for resolution to the Proxy Voting and Shareholder Engagement Committee, which will consult with the RCM’s Conflicts Committee as appropriate. Proxy Voting and Shareholder Engagement Committee
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members are required to consider if they have a conflict of interest in any proxy voting matter that is referred to their Committee and must disclose such conflict and potentially recuse themselves from matters relating to the conflict. In the event a material conflict of interest is identified, the Proxy Voting and Shareholder Engagement Committee will generally direct the Voting Delegate to vote the proxy based upon the recommendation of ISS. If the Proxy Voting and Shareholder Engagement Committee determines to resolve the conflict in a different manner, the approach will be documented.

The Funds’ actual voting records relating to their portfolio securities during the most recent 12-month period ended June 30th are available, without charge, upon request, (1) by calling toll-free, 1‑855‑369‑6209, (2) on the Funds’ website at www.rockefellerfunds.com or (3) by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deanna B. Marotz has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; and reporting suspicious and/or fraudulent activity.

Portfolio Holdings Information
The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies. The Board of Trustees considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Funds. After due consideration, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.

Information about the Funds’ portfolio holdings will not be distributed to any third party except as described below:

•the disclosure is required to respond to a regulatory request, court order or other legal proceeding;
•the disclosure is to a mutual fund rating or evaluation services organization (such as Factset, Morningstar and Lipper), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Funds;
•the disclosure is made to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are
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subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, the Board of Trustees, the Funds’ independent registered public accountants, regulatory authorities, counsel to the Funds or the Board of Trustees, proxy voting service providers, financial printers involved in the reporting process, the fund administrator, fund accountant, transfer agent, or custodian of the Funds;
•the disclosure is made by the Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities, in addition, the Adviser’s trading desk may periodically distribute a holdings list (consisting of names only) to broker-dealers so that such brokers can provide the Adviser with natural order flow information;
•the disclosure is made to institutional consultants evaluating the Funds on behalf of potential investors;
•the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public; or
•the disclosure is made pursuant to prior written approval of the Trust’s CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Funds’ shareholders.

For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Funds. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics. It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Funds’ portfolio holdings.

The Trust’s CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor. In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Funds to third parties must be provided to the full Board of Trustees or its authorized committee. In addition, on a quarterly basis, the Board will review any disclosures of portfolio holdings outside of the permitted disclosures described above to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

Currently, the Funds provide their quarterly portfolio holdings to FactSet. The Funds also disclose on their website a fact sheet which contains top-ten holdings information each calendar quarter. The Funds will also post on their website a complete list of portfolio holdings each calendar quarter. Portfolio holdings information may be separately provided to any person at the same time that it is filed with the SEC or one day after it is first published on the Funds’ website. Portfolio holdings disclosure may be approved under the Disclosure Policies by the Trust’s CCO. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, on the Funds’ website, www.rockefellerfunds.com, and on Form N-PORT and Form N-CSR, as applicable. These regulatory filings are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Any suspected breach of this policy must be reported immediately to the Trust’s CCO, or to the chief compliance officer of the Adviser who is to report it to the Trust’s CCO. The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.
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Determination of Net Asset Value
The NAV of the Funds’ shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Funds will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to the Adviser’s procedures subject to oversight by the Board of Trustees.

Each equity security owned by the Funds, including depositary receipts, that is traded on a national securities exchange, except those securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on which such security is traded, as of the close of business on the day the security is being valued on, lacking any reported sales, at the mean between the most recent bid and asked prices. All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and the asked prices will be used as long as it continues to reflect the value of the security.

Securities that are traded on more than one exchange are valued using the price of the exchange that the Funds generally consider to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ will be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the most recent quoted bid and the asked prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by a national securities and foreign exchange and OTC markets as published by an approved independent pricing service (“Pricing Service”). Money market instruments are valued at cost. If cost does not represent current market value, the securities will be priced at fair value.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers
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known to follow the issue will be obtained. Pricing Service quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield method until maturity. In the absence of available quotations, the securities will be priced at fair value.

Municipal bonds are priced by a Pricing Service. The fair value of municipal bonds is generally evaluated in a manner similar to asset-backed securities. A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity. Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.

U.S. Government Notes/Bonds are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

U.S. Government Agency Issues are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued in a manner similar to U.S. Government Issues. Mortgage pass-throughs include to-be-announced (“TBA”) securities and mortgage pass-through certificates. TBA securities and mortgage pass-throughs are generally valued using dealer quotations.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Funds calculate their NAVs, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

Pursuant to Rule 2a-5 of the 1940 Act, all other assets of the Funds are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares
You may purchase shares of the Funds directly from the Funds, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Funds may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and their authorized designees)
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are authorized to accept your order on behalf of the Funds (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV after the Authorized Intermediary receives the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Investors wishing to purchase Fund shares should contact the Funds toll free at 1‑855‑369‑6209. Shares of the Funds are primarily offered through certain Financial Intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs, Financial Intermediaries have made arrangements with the Funds and are authorized to buy and sell shares of the Funds that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds. If you are purchasing shares through a Financial Intermediary, you must follow the procedures established by your Financial Intermediary. Your Financial Intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your Financial Intermediary holds the shares in your name and receives all confirmations of purchases and sales.

Shares are purchased at the next calculated NAV after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion: (i) to suspend the continued offering of the Funds’ shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Funds; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Funds’ shares.

The Adviser reserves the right to reject any initial or additional investments.

Sales Charges on Class A Shares
If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest, unless you qualify for a reduction or waiver of the sales charge. The sales charge for Class A shares of the Funds is calculated as follows:(1)

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Allowance
Less than $50,000(2)	5.25%	5.54%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.50%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 or more(3)(4)	0.00%	0.00%	0.00%
(1)    The offering price is calculated to two decimal places using standard rounding criteria. As a result, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was downward or upward rounding.
(2)     The minimum initial investment for Class A shares of a Fund is $2,500.
(3)     There is no front-end sales charge for purchases of Class A shares of $500,000 or more. However, a CDSC of 1.00% may be applied to redemptions of Class A shares within 12 months of purchase.
(4)     A finder’s fee of 1.00% will be paid directly by the Adviser to the dealer on investments of $500,000 or more.

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You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Class A Sales Charge Reductions and Waivers

Rights of Accumulation. You may combine your current purchase of Class A shares of a Fund with other existing Class A shares of the Fund currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other Class A shares of a Fund you own at the financial intermediary at which you are making the current purchase. You may not aggregate shares held at different financial intermediaries. If the current purchase is made directly through the Transfer Agent, only those shares held directly at the Transfer Agent may apply toward the right of accumulation. You may aggregate shares that you own and that are currently owned by family members including spouses, minor children or parents residing at the same address. Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation. You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply. The Funds are not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and the Funds reserve the right to modify or terminate this right at any time.

Reinstatement Privilege. If you redeem Class A shares of a Fund, and within 60 days purchase and register new Class A shares of the Fund, you will not pay a sales charge on the new purchase amount. The amount eligible for this privilege may not exceed the amount of your redemption proceeds. To exercise this privilege, contact the Transfer Agent or your financial intermediary.

Letter of Intent. By signing a Letter of Intent (“LOI”), you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares of a Fund. Any Class A shares of a Fund purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI. Shares equal to 5.25% of the amount of the LOI will be held in escrow during the 13-month period. If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Investments of $500,000 or More. There is no initial sales charge on a lump sum Class A share purchase of $500,000 or more, nor on any purchase into a Class A account with an accumulated value of $500,000 or more. However, if you have taken advantage of this waiver and redeem your shares within 12 months of purchase, there is a CDSC of 1.00% imposed on such shares based on the lesser of original cost or current market value. However, the CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Initial Sales Charge Waivers” below. Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charges Waivers,” below.

Initial Sales Charge Waivers. Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain purchases. You may not have to pay a sales charge on purchases of Class A shares if:

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•you are an affiliate of the Adviser or any of its or the Trust’s officers, directors, trustees, Sub-Advisers, employees or retirees;
•you are a registered representative of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;
•you are a member of the immediate families of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);
•you are a fee-based registered investment adviser, financial planner, bank trust department or registered broker-dealer and are purchasing shares on behalf of your customers;
•you are a financial intermediary who has entered into agreements with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee (see Appendix A – Financial Intermediary-Defined Sales Charge Variation Policies for a list of such entities (applicable to the Climate Solutions Fund only));
•you are purchasing shares for retirement (not including IRA accounts) and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Code, and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;
•you are purchasing shares for a 401(k), 403(b) and 457 plans, and profit sharing and pension plans that invest $500,000 or more or have more than 100 participants;
•you are a current shareholder whose aggregate investment in Class A shares of a Fund exceeds $500,000;
•you are an individual with an account managed by the Adviser or an affiliate.

To receive a reduction in your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Funds if your share purchase is eligible for the sales load waiver. Sales charges will not be applied to shares purchased by reinvesting distributions.

Contingent Deferred Sales Charge Waivers. For Class A shares, a CDSC is imposed on shares purchased at the $500,000 breakpoint (as described in “Sales Charge on Class A Shares,” above) that are redeemed within 12 months of purchase. In the case of a partial redemption, the first shares redeemed are any reinvested shares. After that, shares are always redeemed on a “first in first out” basis. If the first shares redeemed have been held for longer than 12 months from the date of purchase, then no sales charge is imposed on the redemption. The sales charge is imposed on a lot by lot basis on the NAV at the time of redemption or initial purchase price, whichever is lower. This deferred sales charge may be waived under certain circumstances such as:

•death of the shareholder;
•divorce, where there exists a court decree that requires redemption of the shares;
•return of IRA excess contributions;
•shares redeemed by the Funds due to low balance or other reasons; and
•required minimum distributions at RMD age (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund).

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If you would like information about sales charge waivers, call your financial representative or contact the Funds at 1‑855‑369‑6209. Information about the Funds’ Class A sales charges is available on the Funds’ website at www.rockefellerfunds.com.

How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Funds or through your Financial Intermediary.

Payments to shareholders for shares of the Funds redeemed directly from the Funds will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Funds may suspend the right of redemption or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC during any period when: (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds’ shareholders.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Funds’ portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Funds or their authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from any party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Funds and their agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Funds and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

Redemption in Kind
The Funds do not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem, in kind, redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the applicable share class of a Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the applicable share class of the Fund in securities instead of cash. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash. Redemptions in kind are taxed in the same manner
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to a redeeming shareholder as redemptions paid in cash for federal income tax purposes. In addition, sales of securities received in-kind may generate taxable gains.

Federal Income Tax Matters
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.

This section is based on the Code, Treasury Regulations, judicial decisions, and Internal Revenue Service (“IRS”) guidance as of the date hereof, all of which are subject to change, and possibly with retroactive effect. These changes could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign or local tax considerations to a particular shareholder. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Please consult your tax adviser before investing.

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, as a series of the Trust, intends to qualify and will elect to be treated as a RIC under Subchapter M of the Code, provided that each Fund complies with all applicable requirements regarding the source of its income, diversification of its assets, and timing and amount of its distributions. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income, and net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that such Fund will not be subject to any federal income or excise taxes on amounts distributed. However, the Funds can give no assurances that their anticipated distributions will be sufficient to eliminate all taxes at the Fund-level. If a Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a regular corporation and, in such case, it would generally be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning them through the Fund.

To qualify as a RIC, a Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies; and (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities, or foreign currencies; and (3) net income derived from interests in a qualified publicly traded partnership. Although Code Section 851(b) authorizes the U.S. Treasury Department to issue Treasury Regulations excluding “foreign currency gains” that are not directly related to a RIC’s principal business of investing in stock or securities from qualifying income, Treasury Regulations currently provide that gain from the sale or other disposition of foreign currencies is qualifying income. Nevertheless, there can be no absolute assurances that future Treasury Regulations will not come to a different conclusion or that the Funds will satisfy all requirements to be taxed as a RIC.

Furthermore, a Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of a Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of a Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of a Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by a Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.
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Each Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Investment company taxable income generally consists of taxable interest, dividends, net short-term capital gain, and net gain from foreign currency transactions, less expenses. Net capital gain is the excess of the net long-term gain from a Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of such Fund. A Fund may elect to defer certain losses for tax purposes. As of November 30, 2025, the Funds had no short-term capital losses.

Distributions of investment company taxable income are generally taxable to shareholders as ordinary income. For non-corporate shareholders, a portion of a Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For corporate shareholders, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends‑received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares. The aggregate amount so reported to either non-corporate or corporate shareholders, as applicable, cannot, however, exceed the aggregate amount of such dividends received by a Fund for its taxable year.

Distributions of net capital gain are taxable to shareholders as long‑term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends‑received deduction referred to above.

Distributions of investment company taxable income, tax-exempt income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional Fund shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31 of the calendar year in which such distributions were declared. Distributions, other than tax-exempt distributions, are generally includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In
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addition, any capital gain realized by a shareholder upon the sale, redemption or exchange of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

The Climate Solutions Fund is the successor to the portfolio of the Predecessor Fund, and the Fund has taken the position that it has succeeded to the tax basis of the assets acquired from the Predecessor Fund. Shareholders should be aware that as the Climate Solutions Fund sells portfolio securities that were acquired from the Predecessor Fund, any unrealized gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund, and any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. Accordingly, a shareholder of the Climate Solutions Fund may be taxed on appreciation that occurred before the shareholder purchased shares of the Fund, including appreciation that occurred prior to the Fund’s acquisition of portfolio securities from the Predecessor Fund.

A sale, redemption or exchange of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale, redemption or exchange of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss. However, loss realized upon a sale, redemption or exchange of shares held for six months or less will be treated as a long‑term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. Similarly, any loss arising from the sale, redemption or exchange of Fund shares held for six months or less will be disallowed to the extent of any tax-exempt distributions received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale, redemption or exchange of a Fund’s shares may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the sale, redemption or exchange. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale, redemption or exchange of the shares.

The Climate Solutions Fund may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. The income derived from such investments constitutes “good income” for purposes of satisfying the source of income requirement for the Fund to maintain its status as a RIC. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Fund invests does not qualify as a qualified publicly traded partnership (and the MLP is not otherwise taxed as a corporation for federal income tax purposes), the Fund must look through to the character of the income generated by the MLP. Such income may not qualify as “good income” and could adversely affect the Fund’s status as a RIC.

If an MLP in which the Climate Solutions Fund invests is taxed as a partnership for federal income tax purposes, the cash distributions received by the Fund from the MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated to the Fund by an MLP exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any federal income and excise taxes at the Fund level. Accordingly, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution
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requirements. Distributions to the Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Fund’s basis is reduced to zero, distributions in excess of basis will generally constitute capital gain for federal income tax purposes.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (a) distributions of investment company taxable income and (b) distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid to: (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States), and (ii) certain “non-financial foreign entities” unless such entity certifies to a Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Funds’ transactions, if any, in forward contracts, options, futures contracts, swaps and other investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to a Fund, defer a Fund’s losses, and affect whether capital gain and loss are characterized as long-term or short-term. These provisions could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out). This “mark-to-market” requirement may cause a Fund to recognize income without receiving cash, and the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level. Accordingly, a Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements of the Code.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Funds with its correct Social Security Number or other applicable taxpayer identification number and certain certifications or the Funds receive notification from the IRS requiring backup withholding, the Funds are required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to tax withholding at a flat rate of 30% on U.S. source income that is not effectively connected with the conduct of a trade or business in the U.S. This withholding tax rate may be lower under the terms of a tax treaty or convention.

A Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals the Fund’s undistributed net investment
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income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and net capital gain that a Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not sanctioned the particular equalization method used by the Funds, and thus the Funds’ use of this method may be subject to IRS scrutiny.

Distributions
The Funds will receive income primarily in the form of interest, dividends and foreign currency gains on their investments in securities. This income, less the expenses incurred in its operations, is a Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of a Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in their shares.

A Fund may also receive distributions of net capital gain from the Fund’s investments in ETFs and other mutual funds and may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that a Fund may realize from transactions involving investments held less than the period required for long‑term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any capital loss carryforward) will comprise part of net investment income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long‑term capital gain or loss recognition or otherwise producing long‑term capital gains and losses, the Fund will have a net long‑term capital gain. After deduction of the amount of any net short‑term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long‑term capital gain in the hands of the shareholders regardless of the length of time that the Fund shares may have been held by the shareholders. Net capital losses realized by a Fund may be carried over indefinitely, and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by a Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.

Cost Basis Reporting
The Funds are required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 (“covered shares”) when such shareholders sell, redeem or exchange such shares. This reporting requirement does not apply to shares held through a tax-deferred
50

arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies (“non-covered shares”). The Funds are not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, redemption or exchange of a share results in a gain or loss. If you sell, exchange or redeem covered shares during any year, then the applicable Fund will report the gain or loss, cost basis, and holding period of such shares to the IRS and you on IRS Form 1099.

A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of covered shares and has made multiple purchases of covered shares on different dates at differing NAVs. The Funds will use the high cost method, which deems covered shares with the highest cost basis to be sold, redeemed or exchanged first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Funds or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of covered shares.

If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements
The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Funds’ 2025 Annual Report to Shareholders on Form N-CSR are incorporated herein by reference in this SAI.
51

TRUST FOR PROFESSIONAL MANAGERS
PART C

ROCKEFELLER FUNDS

OTHER INFORMATION

Item 28.    Exhibits.

(a)		Declaration of Trust.
(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.

(ii)
Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 744 to its Registration Statement on Form N-1A with the SEC on September 25, 2020, and is incorporated by reference.

(b)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 820 to its Registration Statement on Form N-1A with the SEC on January 26, 2023, and is incorporated by reference.

(c)		Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)	(i)
Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 645 to its Registration Statement on Form N-1A with the SEC on March 27, 2018, and is incorporated by reference.

(ii)
First Amendment to Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 779 to its Registration Statement on Form N-1A with the SEC on July 20, 2021, and is incorporated by reference.

(iii)
Second Amendment to the Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 839 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated herein by reference.

(e)	(i)
Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 420 to its Registration Statement on Form N-1A with the SEC on December 20, 2013, and is incorporated by reference.

(ii)
Form of Novation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 725 to its Registration Statement on Form N-1A with the SEC on March 27, 2020, and is incorporated by reference.

(iii)
First Amendment to Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 779 to its Registration Statement on Form N-1A with the SEC on July 20, 2021, and is incorporated by reference.

	(iv)	Novation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 799 on Form N-1A with the SEC on March 24, 2022, and is incorporated by reference.
(v)
First Amendment to Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 839 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated herein by reference.

(vi)
Second Amendment to Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 839 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated herein by reference.

(f)		Bonus or Profit Sharing Contracts - Not Applicable.
(g)	(i)
Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 420 to its Registration Statement on Form N-1A with the SEC on December 20, 2013, and is incorporated by reference.

(ii)
First Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 779 to its Registration Statement on Form N-1A with the SEC on July 20, 2021, and is incorporated by reference.

(iii)
Second Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 827 to its Registration Statement on Form N-1A with the SEC on March 28, 2023, and is incorporated by reference.

1

(iv)
Third Amendment to the Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 839 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated herein by reference.

(h)			Other Material Contracts.
	(1)	(i)
Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 420 to its Registration Statement on Form N-1A with the SEC on December 20, 2013, and is incorporated by reference.

(ii)
Amendment to Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 645 to its Registration Statement on Form N-1A with the SEC on March 27, 2018, and is incorporated by reference.

(iii)
Second Amendment to the Fund Administration Agreement was previously filed with Registrant’s Post-Effective Amendment No. 779 to its Registration Statement on Form N-1A with the SEC on July 20, 2021, and is incorporated by reference.

(iv)
Third Amendment to the Fund Administration Agreement was previously filed with Registrant’s Post-Effective Amendment No. 827 to its Registration Statement on Form N-1A with the SEC on March 28, 2023, and is incorporated by reference.

(v)
Fourth Amendment to the Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 839 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated herein by reference.

	(2)	(i)
Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 420 to its Registration Statement on Form N-1A with the SEC on December 20, 2013, and is incorporated by reference.

(ii)
First Amendment to the Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 779 to its Registration Statement on Form N-1A with the SEC on July 20, 2021, and is incorporated by reference.

(iii)
Second Amendment to the Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 827 to its Registration Statement on Form N-1A with the SEC on March 28, 2023, and is incorporated by reference.

(iv)
Third Amendment to the Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 839 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated herein by reference.

	(3)	(i)
Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 420 to its Registration Statement on Form N-1A with the SEC on December 20, 2013, and is incorporated by reference.

(ii)
First Amendment to the Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 779 to its Registration Statement on Form N-1A with the SEC on July 20, 2021, and is incorporated by reference.

(iii)
Second Amendment to the Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 827 to its Registration Statement on Form N-1A with the SEC on March 28, 2023, and is incorporated by reference.

(iv)
Third Amendment to the Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 839 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated herein by reference.

	(4)		Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 892 to its Registration Statement on Form N-1A with the SEC on January 27, 2026, and is incorporated by reference.
	(5)	(i)
Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 645 to its Registration Statement on Form N-1A with the SEC on March 27, 2018, and is incorporated by reference.

(ii)
First Amendment to the Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 779 to its Registration Statement on Form N-1A with the SEC on July 20, 2021, and is incorporated by reference.

(iii)
Second Amendment to the Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 839 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated herein by reference.

(i)			Legal Opinions.
2

(1)
Opinion and Consent of Counsel (Rockefeller Climate Solutions Fund) was previously filed with Registrant’s Post-Effective Amendment No. 779 to its Registration Statement on Form N-1A with the SEC on July 20, 2021, and is incorporated by reference.

(2)
Opinion and Consent of Counsel (Rockefeller US Small Cap Core Fund) was previously filed with Registrant’s Post-Effective Amendment No. 839 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

	(3)	Consent of Counsel — Filed Herewith.
(j)		Other Opinions.
	(1)	Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)		Omitted Financial Statements - Not Applicable.
(l)
Agreement Relating to Initial Capital was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.

(m)	(1)
Rule 12b-1 Plan was previously filed with Registrant’s Post-Effective Amendment No. 839 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated herein by reference is incorporated herein by reference.

(2)
Amended and Restated Shareholder Servicing Plan was previously filed with Registrant’s Post-Effective Amendment No. 839 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated herein by reference.

(n)
Amended and Restated Rule 18f-3 Plan Multiple Class Plan was previously filed with Registrant’s Post-Effective Amendment No. 839 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated herein by reference.

(o)		Reserved.
(p)		Code of Ethics.
(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated by reference.

	(2)	Code of Ethics for the Adviser — Filed Herewith.
	(3)	Code of Ethics for Principal Underwriter — Not Applicable per Rule 17j-1(c)(3).

Item 29.    Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

3

Item 31.    Business and Other Connections of Investment Adviser

Rockefeller & Co. LLC (the “Adviser”) serves as the investment adviser for the Rockefeller Climate Solutions Fund and the Rockefeller US Small Cap Core Fund (the “Funds”). The principal business address of the Adviser is 45 Rockefeller Plaza, Fifth Floor, New York, New York 10111. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) currently on file with the Securities and Exchange Commission (“SEC”). The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter

(a)    Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. Abacus FCF ETF Trust
2. Advisor Managed Portfolios
3. Antares Private Credit Fund
4. Capital Advisors Growth Fund, Series of Advisors Series Trust
5. Chase Growth Fund, Series of Advisors Series Trust
6. Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
7. Edgar Lomax Value Fund, Series of Advisors Series Trust
8. Huber Large Cap Value Fund, Series of Advisors Series Trust
9. Huber Mid Cap Value Fund, Series of Advisors Series Trust
10. Huber Select Large Cap Value Fund, Series of Advisors Series Trust
11. Huber Small Cap Value Fund, Series of Advisors Series Trust
12. Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
13. Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
14. Medalist Partners Short Duration Fund, Series of Advisors Series Trust
15. O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
16. PIA BBB Bond Fund, Series of Advisors Series Trust
17. PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18. PIA High Yield Fund, Series of Advisors Series Trust
19. PIA MBS Bond Fund, Series of Advisors Series Trust
20. PIA Short-Term Securities Fund, Series of Advisors Series Trust
21. Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
22. Poplar Forest Partners Fund, Series of Advisors Series Trust
23. Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
24. Pzena International Small Cap Value Fund, Series of Advisors Series Trust
25. Pzena International Value Fund, Series of Advisors Series Trust
26. Pzena Mid Cap Value Fund, Series of Advisors Series Trust
27. Pzena Small Cap Value Fund, Series of Advisors Series Trust
28. Reverb ETF, Series of Advisors Series Trust
29. Scharf ETF, Series of Advisors Series Trust
30. Scharf Global Opportunity ETF, Series of Advisors Series Trust
31. Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
32. Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
33. Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
34. The Aegis Funds
35. Allied Asset Advisors Funds
36. Angel Oak Funds Trust
37. Angel Oak Strategic Credit Fund
38. Brookfield Infrastructure Income Fund Inc.
39. Brookfield Investment Funds
40. Buffalo Funds
41. RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust
42. RJ Eagle Municipal Income ETF, Series of Carillon Series Trust
43. RJ Eagle Vertical Income ETF, Series of Carillon Series Trust
44. DoubleLine Funds Trust
45. AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
4

46. AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
47. AAM Crescent CLO ETF, Series of ETF Series Solutions
48. AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49. AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
50. AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
51. AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
52. AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
53. AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
54. AAM Transformers ETF, Series of ETF Series Solutions
55. Acquirers Deep Value ETF, Series of ETF Series Solutions
56. Aptus April Buffer, Series of ETF Series Solutions
57. Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
58. Aptus Deferred Income ETF, Series of ETF Series Solutions
59. Aptus Defined Risk ETF, Series of ETF Series Solutions
60. Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
61. Aptus Enhanced Yield ETF, Series of ETF Series Solutions
62. Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
63. Aptus January Buffer ETF, Series of ETF Series Solutions
64. Aptus July Buffer ETF, Series of ETF Series Solutions
65. Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
66. Aptus Large Cap Upside ETF, Series of ETF Series Solutions
67. Aptus October Buffer ETF, Series of ETF Series Solutions
68. Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
69. Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
70. Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
71. BTD Capital Fund, Series of ETF Series Solutions
72. Carbon Strategy ETF, Series of ETF Series Solutions
73. ClearShares OCIO ETF, Series of ETF Series Solutions
74. ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
75. ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
76. Colterpoint Net Lease Real Estate ETF, Series of ETF Series Solutions
77. Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
78. Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
79. Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
80. ETFB Green SRI REITs ETF, Series of ETF Series Solutions
81. Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
82. Hoya Capital Housing ETF, Series of ETF Series Solutions
83. LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
84. LHA Market State Tactical Q ETF, Series of ETF Series Solutions
85. LHA Risk-Managed Income ETF, Series of ETF Series Solutions
86. McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
87. Opus Small Cap Value ETF, Series of ETF Series Solutions
88. The Acquirers Fund, Series of ETF Series Solutions
89. The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
90. The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
91. U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
92. U.S. Global JETS ETF, Series of ETF Series Solutions
93. U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
94. U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
95. US Vegan Climate ETF, Series of ETF Series Solutions
96. Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
97. Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
98. First American Funds Trust
99. FundX Investment Trust
100. The Glenmede Fund, Inc.
101. The GoodHaven Funds Trust
102. Harding, Loevner Funds, Inc.
103. Hennessy Funds Trust
104. Horizon Funds
105. Hotchkis & Wiley Funds
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106. Intrepid Capital Management Funds Trust
107. Jacob Funds Inc.
108. The Jensen Quality Growth Fund Inc.
109. Kirr, Marbach Partners Funds, Inc.
110. Core Alternative ETF, Series of Listed Funds Trust
111. Optimized Equity Income ETF, Series of Listed Funds Trust
112. Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
113. Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
114. LKCM Funds
115. LoCorr Investment Trust
116. MainGate Trust
117. Kensington Active Advantage Fund, Series of Managed Portfolio Series
118. Kensington Credit Opportunities ETF, Series of Managed Portfolio Series
119. Kensington Defender Fund, Series of Managed Portfolio Series
120. Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
121. Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
122. Kensington Managed Income Fund, Series of Managed Portfolio Series
123. LK Balanced Fund, Series of Managed Portfolio Series
124. Leuthold Core ETF, Series of Managed Portfolio Series
125. Leuthold Core Investment Fund, Series of Managed Portfolio Series
126. Leuthold Global Fund, Series of Managed Portfolio Series
127. Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
128. Leuthold Select Industries ETF, Series of Managed Portfolio Series
129. Muhlenkamp Fund, Series of Managed Portfolio Series
130. Nuance Concentrated Value Fund, Series of Managed Portfolio Series
131. Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
132. Olstein All Cap Value Fund, Series of Managed Portfolio Series
133. Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
134. Port Street Quality Growth Fund, Series of Managed Portfolio Series
135. Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
136. Reinhart International PMV Fund, Series of Managed Portfolio Series
137. Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
138. Tremblant Global ETF, Series of Managed Portfolio Series
139. Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
140. Hood River Emerging Markets Fund, Series of Manager Directed Portfolios
141. Hood River International Opportunity Fund, Series of Manager Directed Portfolios
142. Hood River New Opportunities Fund, Series of Manager Directed Portfolios
143. Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
144. SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
145. SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
146. SWP Growth & Income ETF, Series of Manager Directed Portfolios
147. Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
148. Mason Capital Fund Trust
149. Matrix Advisors Funds Trust
150. Monetta Trust
151. Nicholas Equity Income Fund, Inc.
152. Nicholas Fund, Inc.
153. Nicholas II, Inc.
154. Nicholas Limited Edition, Inc.
155. Oaktree Diversified Income Fund Inc.
156. Permanent Portfolio Family of Funds
157. Perritt Funds, Inc.
158. Procure ETF Trust II
159. Professionally Managed Portfolios
160. Provident Mutual Funds, Inc.
161. Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
162. Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
163. Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
164. Aquarius International Fund, Series of The RBB Fund, Inc.
165. Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
6

166. Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
167. Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
168. Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
169. Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
170. Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
171. Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
172. F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
173. F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
174. F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
175. F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
176. F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
177. F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
178. F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
179. F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
180. F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
181. F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
182. F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
183. F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
184. F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
185. F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
186. F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
187. F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
188. F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
189. F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
190. F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
191. F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
192. F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
193. F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
194. Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
195. Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
196. Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
197. Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.
198. Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
199. Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.
200. Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
201. Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
202. Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.
203. MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.
204. Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
205. Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
206. SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
207. SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
208. SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
209. SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
210. SGI Global Equity Fund, Series of The RBB Fund, Inc.
211. SGI Peak Growth Fund, Series of The RBB Fund, Inc.
212. SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
213. SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
214. SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
215. SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
216. WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
217. WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
218. The RBB Fund Trust
219. RBC Funds Trust
220. Rockefeller Municipal Opportunities Fund
221. SEG Partners Long/Short Equity Fund
222. Series Portfolios Trust
223. Thompson IM Funds, Inc.
224. Tortoise Capital Series Trust
225. Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
7

226. Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
227. CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
228. CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
229. CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
230. CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
231. RiverPark Strategic Income Fund, Series of Trust for Professional Managers
232. Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
233. Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
234. Jensen Quality MidCap Fund, Series of Trust for Professional Managers
235. Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
236. Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
237. Wall Street EWM Funds Trust

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s principal underwriter. The Distributor’s principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, Maine 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President and Chief Compliance Officer and Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, Maine 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301, Portland, Maine 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)    Not applicable.

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Rockefeller & Co. LLC 45 Rockefeller Plaza, Fifth Floor New York, NY 10111
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 190 Middle Street, Suite 301 Portland, ME 04101

8

Item 34.    Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.    Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 895 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 895 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on 27th day of March, 2026.

TRUST FOR PROFESSIONAL MANAGERS

By: /s/ Jennifer A. Lima
Jennifer A. Lima
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 895 to the Registrant’s Registration Statement has been signed below on March 27, 2026, by the following persons in the capacities indicated.

Signature	Title
/s/ Jennifer A. Lima Jennifer A. Lima	President and Principal Executive Officer
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
Vincent P. Lyles* Vincent P. Lyles	Independent Trustee
Erik K. Olstein* Erik K. Olstein	Chairperson and Independent Trustee
Lisa Zúñiga Ramírez* Lisa Zúñiga Ramírez	Independent Trustee
Gregory M. Wesley* Gregory M. Wesley	Independent Trustee
Kelly A. Strauss* Kelly A. Strauss	Vice President, Treasurer and Principal Financial and Accounting Officer
* By: /s/ Jennifer A. Lima
Jennifer A. Lima
* Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Post-Effective Amendment No. 892 to its Registration Statement on Form N-1A with the SEC on January 27, 2026 and is incorporated by reference.

10

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(i)(3)	Consent of Counsel
(j)(1)	Consent of Independent Registered Public Accounting Firm
(p)(2)	Code of Ethics for the Adviser